                                                                     EXHIBIT 4.2

--------------------------------------------------------------------------------




               CONSECO PRIVATE LABEL CREDIT CARD MASTER NOTE TRUST
                                      Trust



                                       and



                      U.S. BANK TRUST NATIONAL ASSOCIATION
                  Indenture Trustee and Securities Intermediary



                                       and



                               CONSECO BANK, INC.
                                    Servicer


                                    FORM OF

                       SERIES 2001-A INDENTURE SUPPLEMENT

                             Dated as of May 1, 2001




--------------------------------------------------------------------------------

                                TABLE OF CONTENTS


                                    ARTICLE I

                       CREATION OF THE SERIES 2001-A NOTES

Section 1.01.         Designation............................................................1

                                   ARTICLE II

                                   DEFINITIONS

Section 2.01.         Definitions............................................................3

                                   ARTICLE III

                                  SERVICING FEE

Section 3.01.         Servicing Compensation................................................19

                                   ARTICLE IV

                       RIGHTS OF SERIES 2001-A NOTEHOLDERS
                  AND ALLOCATION AND APPLICATION OF COLLECTIONS

Section 4.01.         Collections and Allocations...........................................20

Section 4.02.         Determination of Monthly Interest.....................................22

Section 4.03.         Determination of Monthly Principal....................................24

Section 4.04.         Application of Available Funds on Deposit in the Collection Account...25

Section 4.05.         Investor Charge-offs..................................................29

Section 4.06.         Subordinated Principal Collections....................................29

Section 4.07.         Excess Finance Charge Collections.....................................29

Section 4.08.         Shared Principal Collections..........................................29

Section 4.09.         Principal Funding Account.............................................30

Section 4.10.         Reserve Account.......................................................32

Section 4.11.         Spread Account........................................................34

Section 4.12.         Cash Collateral Account...............................................37

Section 4.13.         Determination of LIBOR................................................39

Section 4.14.         Investment Instructions...............................................39

Section 4.15.         Exchange of Notes for Transferor Amount...............................40

                                    ARTICLE V

           DELIVERY OF SERIES 2001-A NOTES; DISTRIBUTIONS; REPORTS TO
                            SERIES 2001-A NOTEHOLDERS

Section 5.01.         Delivery and Payment for the Series 2001-A Notes......................41

Section 5.02.         Distributions.........................................................41

Section 5.03.         Reports and Statements to Series 2001-A Noteholders...................42

                               TABLE OF CONTENTS
                                  (continued)


                                   ARTICLE VI

                         SERIES 2001-A AMORTIZATION EVENTS

Section 6.01.         Series 2001-A Amortization Events.....................................44

                                   ARTICLE VII

            REDEMPTION OF SERIES 2001-A NOTES; SERIES FINAL MATURITY;
                               FINAL DISTRIBUTIONS

Section 7.01.         Optional Redemption of Series 2001-A Notes............................46

Section 7.02.         Series Final Maturity.................................................46

                                  ARTICLE VIII

                    RESTRICTIONS ON TRANSFER OF CLASS D NOTES

Section 8.01.         Private Placement of the Class D Notes................................48

                                   ARTICLE IX

                            MISCELLANEOUS PROVISIONS

Section 9.01.         Ratification of Master Indenture......................................50

Section 9.02.         Counterparts..........................................................50

Section 9.03.         Governing Law.........................................................50

Section 9.04.         Transfer of the Class D Notes.........................................50

Section 9.05.         Matters Relating to the Transferors...................................50

Section 9.06.         No Petition...........................................................50

Section 9.07.         Limitation of Liability...............................................51

                               TABLE OF CONTENTS


                                    EXHIBITS

EXHIBIT A-1           FORM OF CLASS A NOTE

EXHIBIT A-2           FORM OF CLASS B NOTE

EXHIBIT A-3           FORM OF CLASS C NOTE

EXHIBIT A-4           FORM OF CLASS D NOTE

EXHIBIT B             FORM OF MONTHLY PAYMENT INSTRUCTIONS AND NOTIFICATION TO
                      THE INDENTURE TRUSTEE

EXHIBIT C             FORM OF MONTHLY STATEMENT

EXHIBIT D             FORM OF MONTHLY SERVICER'S CERTIFICATE

                  SERIES 2001-A INDENTURE SUPPLEMENT, dated as of May 1, 2001 (the "Indenture Supplement"), among CONSECO PRIVATE LABEL CREDIT CARD MASTER NOTE TRUST, a business trust existing under the laws of the State of Delaware (herein, the "Trust"), U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, but solely as the Indenture Trustee (herein, together with its successors in the trusts created under the Master Indenture referred to below, the "Indenture Trustee") and as the Securities Intermediary under the Master Indenture, dated as of May 1, 2001 (the "Master Indenture") between the Trust and the Indenture Trustee (as used in this Indenture Supplement, the Master Indenture, together with this Indenture Supplement is the "Indenture") and CONSECO BANK, INC., a Utah industrial loan corporation, as Servicer (the "Servicer").

                  The Transferors may direct the Trust to issue one or more Series of Notes in accordance with Section 2.12 of the Master Indenture. The Transferors have directed the Trust to enter into this Indenture Supplement with the Indenture Trustee as required by Section 2.12 to provide for the issuance, authentication and delivery of the Class A Notes, Series 2001-A, the issuance, authentication and delivery of the Class B Notes, Series 2001-A, the issuance, authentication and delivery of the Class C Notes, Series 2001-A and the issuance, authentication and delivery of the Class D Notes, Series 2001-A and to specify the Principal Terms thereof. The Principal Terms of this Series are set forth in this Indenture Supplement to the Master Indenture.

                                    ARTICLE I

                       CREATION OF THE SERIES 2001-A NOTES

                  Section 1.01. Designation

                  (a) There is hereby created a Series of Notes to be issued pursuant to the Master Indenture and this Indenture Supplement to be known as "Conseco Private Label Credit Card Master Note Trust, Series 2001-A" or the "Series 2001-A Notes." The Series 2001-A Notes shall be issued in four Classes, the first of which shall be known as the "Class A Series 2001-A Floating Rate Asset Backed Notes," the second of which shall be known as the "Class B Series 2001-A Floating Rate Asset Backed Notes," the third of which shall be known as the "Class C Series 2001-A Floating Rate Asset Backed Notes" and the fourth of which shall be known as the "Class D Series 2001-A Floating Rate Asset Backed Notes." The Series 2001-A Notes shall be due and payable on the Series 2001-A Final Maturity Date.

                  (b) Series 2001-A shall be a Pool One Series and shall be in Principal Sharing Group One, Excess Finance Charge Sharing Group One and shall not be in a Reallocation Group, a Shared Enhancement Group or be allocated Shared Transferor Principal Collections. Series 2001-A shall not be subordinated to any other Series. Notwithstanding any provision in the Master Indenture or in this Indenture Supplement to the contrary, the first Payment Date with respect to Series 2001-A shall be the [June 2001] Payment Date, and the first Monthly Period shall begin on and include [May 1, 2001] and end on and include [May 31, 2001].

                  (c) In the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Master Indenture, the terms and provisions of this Indenture Supplement shall be controlling. All capitalized terms not otherwise defined herein are defined in the Master Indenture, the Transfer and Servicing Agreement or the Trust Agreement. Each capitalized term defined herein shall relate only to the Series 2001-A Notes but not any other Series of Notes issued by the Trust.

                               [END OF ARTICLE I]

                                   ARTICLE II

                                   DEFINITIONS

                  Section 2.01. Definitions.

                  (a) Whenever used in this Indenture Supplement, the following words and phrases shall have the following meanings, and the definitions of such terms are applicable to the singular as well as the plural forms of such terms and the masculine as well as the feminine and neuter genders of such terms.

                  "Accumulation Period Factor" shall mean, with respect to any Monthly Period, a fraction, (a) the numerator of which is equal to the sum of
(i) the initial invested amounts of all outstanding Series in Principal Sharing Group One which are not Variable Funding Series, (ii) the invested amount of all outstanding Variable Funding Series in Principal Sharing Group One which are in the Revolving Period and (iii) the invested amount as of the end of the Revolving Period for all Outstanding Variable Funding Series in Principal Sharing Group One which are not in the Revolving Period and (b) the denominator of which is equal to the sum of (i) the Initial Invested Amount, (ii) the initial invested amounts of all outstanding Principal Sharing Group One Series (other than Series 2001-A) that are not Variable Funding Series and are not expected to be in their respective revolving periods as of such Monthly Period and (iii) the Invested Amount as of the end of the Revolving Period for all Outstanding Variable Funding Series in Principal Sharing Group One which are not expected to be in their revolving periods as of such Monthly Period; provided, however, that this definition may be changed at anytime if an Officer's Certificate is delivered indicating that such action will not result in an Adverse Effect.

                  "Accumulation Period Length" shall have the meaning assigned such term in subsection 4.04(e).

                  "Additional Interest" shall mean, with respect to any Payment Date, the Class A Additional Interest, the Class B Additional Interest, the Class C Additional Interest and the Class D Additional Interest for such Payment Date.

                  "Adjusted Invested Amount" shall mean, with respect to any date of determination, an amount equal to the Invested Amount minus the Principal Funding Account Balance on such date.

                  "Adjusted Pool One Principal Balance" shall mean an amount equal to the greater of (a) the sum of (i) the total amount of Principal Receivables in Pool One as of the close of business on the last day of the immediately preceding Monthly Period (or with respect to the first Monthly Period, the total amount as of the Closing Date) and (ii) the principal amount on deposit in the Special Funding Account with respect to Pool One as of the close of business on such last day (or with respect to the first Monthly Period, the Closing Date) and (b) the sum of the numerators used to calculate the investor percentages for allocations with respect to Principal Receivables, Finance Charge Receivables or Defaulted Amounts, as applicable, for all Pool One Series outstanding as of the date as to which such determination is being made; provided, however, that, in connection with the calculation of the Fixed Investor Percentage, if after the commencement of the Controlled Accumulation Period or the Early Amortization Period an Amortization Event occurs with respect to another Series that was designated in the indenture supplement therefor as a Series that is a "Paired Series" with respect to Series 2001-A, the Transferors may, by written notice delivered to the Indenture Trustee and the Servicer, designate a different numerator for the foregoing fraction, provided that (x) such numerator is not less than the Adjusted Invested Amount as of the last day of the revolving period for such Paired Series and (y) such action shall be taken only upon satisfaction of the Rating Agency Condition and (z) the Transferors shall have delivered to the Indenture Trustee an Officer's Certificate to the effect that, based on the facts known to such officer at that time, in the reasonable belief of the Transferors, such designation will not cause an Amortization Event or an event that, after the giving of notice or the lapse of time, would constitute an Amortization Event, to occur with respect to Series 2001-A; provided further, however, that with respect to any Monthly Period in which an Addition Date or a Removal Date occurs, the amount in clause
(a)(i) above shall be the sum of the amounts for each day in such Monthly Period computed as follows and divided by the number of days in such Monthly Period:
(1) the aggregate amount of Principal Receivables in Pool One as of the close of business on the last day of the prior Monthly Period, for each day in the period from and including the first day of such Monthly Period to but excluding the related Addition Date or Removal Date and (2) the aggregate amount of Principal Receivables in Pool One as of the close of business on the related Addition Date or Removal Date after adjusting for the aggregate amount of Principal Receivables added to or removed from Pool One on the related Addition Date or Removal Date, as the case may be, for each day in the period from and including the related Addition Date or Removal Date to and including the last day of such Monthly Period.

                  "Administration Fee" shall mean the fee payable to the Administrator pursuant to the Administration Agreement, to the extent not paid by the Transferors.

                  "Available Cash Collateral Amount" shall mean, with respect to any Payment Date, the lesser of (a) the amount on deposit in the Cash Collateral Account on such date (before giving effect to any deposit to, or withdrawal from, the Cash Collateral Account to be made with respect to such date) and (b) the lesser of the Required Cash Collateral Amount and the Adjusted Invested Amount as of such date.

                  "Available Investor Finance Charge Collections" shall mean, with respect to any Monthly Period, an amount equal to the sum of (a) the Investor Finance Charge Collections, (b) the Excess Finance Charge Collections allocated to series 2001-A (c) Principal Funding Investment Proceeds, if any, with respect to the related Payment Date, and (d) amounts, if any, to be withdrawn from the Reserve Account which will be deposited into the Collection Account on the related Payment Date to be treated as Available Investor Finance Charge Collections pursuant to subsections 4.10(b) and (d).

                  "Available Investor Principal Collections" shall mean with respect to any Monthly Period, an amount equal to the sum of (a) (i) an amount equal to the Investor Percentage of all Collections of Principal Receivables received during such Monthly Period minus (ii) the amount of Subordinated Principal Collections with respect to such Monthly Period, (b) any Shared Principal Collections with respect to other Principal Sharing Group One Series (including any amounts on deposit in the Special Funding Account with respect to Pool One that are allocated to Series 2001-A pursuant to the Master Indenture for application as Shared Principal Collections), (c) any Refunding Proceeds and (d) any other amounts which pursuant to Section 4.04 hereof are to be treated as Available Investor Principal Collections with respect to the related Payment Date.

                  "Available Reserve Account Amount" shall mean, with respect to any Payment Date, the lesser of (a) the amount on deposit in the Reserve Account on such date (after taking into account any interest and earnings retained in the Reserve Account pursuant to subsection 4.10(b) on such date, but before giving effect to any (i) deposit made or to be made pursuant to subsection 4.04(a)(x) to the Reserve Account on such date, or (ii) any withdrawal made or to be made pursuant to subsection 4.10(d), (e) and (f) from the Reserve Account with respect to such date) and (b) the Required Reserve Account Amount.

                  "Available Spread Account Amount" shall mean, with respect to any Payment Date, an amount equal to the lesser of (a) the amount on deposit in the Spread Account (exclusive of interest and earnings retained therein, unless and until the occurrence of an Event of Default with respect to Series 2001-A and acceleration of the maturity of the Series 2001-A Notes pursuant to Section
5.03 of the Master Indenture) on such date (before giving effect to any deposit to, or withdrawal from, the Spread Account made or to be made with respect to such date) and (b) the Required Spread Account Amount for such Payment Date.

                  "Base Rate" shall mean, with respect to any Monthly Period, the annualized percentage equivalent of a fraction, the numerator of which is equal to the sum of the Monthly Interest and the Monthly Servicing Fee, each with respect to the related Payment Date, and the denominator of which is the Note Principal Balance as of the first day of such Monthly Period.

                  "Cash Collateral Account" shall have the meaning specified in subsection 4.12(a).

                  "Cash Collateral Surplus" shall mean, as of any date of determination, the excess, if any, of (a) the amount on deposit in the Cash Collateral Account over (b) the Required Cash Collateral Amount.

                  "Class A Additional Interest" shall have the meaning specified in subsection 4.02(a).

                  "Class A Interest Shortfall" shall have the meaning specified in subsection 4.02(a).

                  "Class A Monthly Interest" shall have the meaning specified in subsection 4.02(a).

                  "Class A Note Initial Principal Balance" shall mean $[o].

                  "Class A Note Interest Rate" shall mean a per annum rate of [o]% in excess of LIBOR as determined (i) on May __, 2001, for the period from and including the Closing Date through and excluding [June 15], 2001 and (ii) on the related LIBOR Determination Date with respect to each Interest Period thereafter.

                  "Class A Note Principal Balance" shall mean, with respect to any date, an amount equal to (a) the Class A Note Initial Principal Balance minus (b) the aggregate amount of any principal payments made to the Class A Noteholders prior to such date.

                  "Class A Noteholder" shall mean the Person in whose name a Class A Note is registered in the Note Register.

                  "Class A Notes" shall mean any one of the Notes executed by the Trust and authenticated by or on behalf of the Indenture Trustee, substantially in the form of Exhibit A-1.

                  "Class B Additional Interest" shall have the meaning specified in subsection 4.02(b).

                  "Class B Interest Shortfall" shall have the meaning specified in subsection 4.02(b).

                  "Class B Monthly Interest" shall have the meaning specified in subsection 4.02(b).

                  "Class B Note Initial Principal Balance" shall mean $[o].

                  "Class B Note Interest Rate" shall mean a per annum rate of [o]% in excess of LIBOR as determined (i) on May __, 2001, for the period from and including the Closing Date through and excluding [June 15], 2001 and (ii) on the related LIBOR Determination Date with respect to each Interest Period thereafter.

                  "Class B Note Principal Balance" shall mean, with respect to any date, an amount equal to (a) the Class B Note Initial Principal Balance minus (b) the aggregate amount of any principal payments made to the Class B Noteholders prior to such date.

                  "Class B Noteholder" shall mean the Person in whose name a Class B Note is registered in the Note Register.

                  "Class B Notes" shall mean any one of the Notes executed by the Trust and authenticated by or on behalf of the Indenture Trustee, substantially in the form of Exhibit A-2.

                  "Class C Additional Interest" shall have the meaning specified in subsection 4.02(c).

                  "Class C Interest Shortfall" shall have the meaning specified in subsection 4.02(c).

                  "Class C Monthly Interest" shall have the meaning specified in subsection 4.02(c).

                  "Class C Note Initial Principal Balance" shall mean $[o].

                  "Class C Note Interest Rate" shall mean a per annum rate of [o]% in excess of LIBOR as determined (i) on May __, 2001, for the period from and including the Closing Date through and excluding [June 15], 2001 and (ii) on the related LIBOR Determination Date with respect to each Interest Period thereafter.

                  "Class C Note Principal Balance" shall mean, with respect to any date, an amount equal to (a) the Class C Note Initial Principal Balance minus (b) the aggregate amount of any principal payments made to the Class C Noteholders prior to such date.

                  "Class C Noteholder" shall mean the Person in whose name a Class C Note is registered in the Note Register.

                  "Class C Notes" shall mean any one of the Notes executed by the Trust and authenticated by or on behalf of the Indenture Trustee, substantially in the form of Exhibit A-3.

                  "Class D Additional Interest" shall have the meaning specified in subsection 4.02(d).

                  "Class D Interest Shortfall" shall have the meaning specified in subsection 4.02(d).

                  "Class D Monthly Interest" shall have the meaning specified in subsection 4.02(d).

                  "Class D Note Initial Principal Balance" shall mean $[.].

                  "Class D Note Interest Rate" shall mean a per annum rate of [6.50]% in excess of LIBOR as determined (i) on May __, 2001, for the period from and including the Closing Date through and excluding [June 15], 2001 and
(ii) on the related LIBOR Determination Date with respect to each Interest Period thereafter.

                  "Class D Note Principal Balance" shall mean, with respect to any date, the Class D Note Initial Principal Balance, minus the aggregate amount of any principal payments made to the Class D Noteholders prior to such date.

                  "Class D Noteholder" shall mean the Person in whose name a Class D Note is registered in the Note Register.

                  "Class D Notes" shall mean any one of the Notes executed by the Trust and authenticated by or on behalf of the Indenture Trustee, substantially in the form of Exhibit A-4.

                  "Closing Date" shall mean May __, 2001.

                  "Controlled Accumulation Amount" shall mean for any Payment Date with respect to the Controlled Accumulation Period, $[o]; provided, however, that if the Accumulation Period Length is determined to be less than [o] Monthly Periods pursuant to subsection 4.04(e), the Controlled Accumulation Amount for each Payment Date with respect to the Controlled Accumulation Period will be equal to (a) the product of (i) the Initial Invested Amount and (ii) the Accumulation Period Factor for such Monthly Period divided by (b) the Required Accumulation Factor Number.

                  "Controlled Accumulation Period" shall mean, unless an Amortization Event shall have occurred prior thereto, the period commencing at the close of business on [o] or such later date as is determined in accordance with subsection 4.04(e) and ending on the first to occur of (a) the commencement of the Early Amortization Period, (b) the payment in full of the Note Principal Balance and (c) the Series 2001-A Final Maturity Date.

                  "Controlled Deposit Amount" shall mean, with respect to any Payment Date with respect to the Controlled Accumulation Period, an amount equal to the sum of (a) the Controlled Accumulation Amount for such Payment Date and
(b) any existing Deficit Controlled Accumulation Amount.

                  "Covered Amount" shall mean an amount, determined as of each Payment Date with respect to any Interest Period during the Controlled Accumulation Period, equal to the sum of (a) the product of (i) a fraction, the numerator of which is the actual number of days in such Interest Period and the denominator of which is 360, times (ii) the Class A Note Interest Rate in effect with respect to such Interest Period, times (iii) the aggregate amount on deposit in the Principal Funding Account up to the Class A Note Principal Balance as of the Record Date preceding such Payment Date, plus (b) the product of (i) a fraction, the numerator of which is the actual number of days in such Interest Period and the denominator of which is 360, times (ii) the Class B Note Interest Rate in effect with respect to such Interest Period, times (iii) the aggregate amount on deposit in the Principal Funding Account in excess of the Class A Note Principal Balance as of the Record Date preceding such Payment Date, up to the Class B Note Principal Balance, plus (c) the product of (i) a fraction, the numerator of which is the actual number of days in such Interest Period and the denominator of which is 360, times (ii) the Class C Note Interest Rate in effect with respect to such Interest Period, times (iii) the aggregate amount on deposit in the Principal Funding Account in excess of the sum of the Class A Note Principal Balance and the Class B Note Principal Balance as of the Record Date preceding such Payment Date, up to the Class C Note Principal Balance, plus (d) the product of (i) a fraction, the numerator of which is the actual number of days in such Interest Period and the denominator of which is 360, times (ii) the Class D Note Interest Rate in effect with respect to such Interest Period, times (iii) the aggregate amount on deposit in the Principal Funding Account in excess of the sum of the Class A Note Principal Balance, the B Note Principal Balance and the Class C Note Principal Balance as of the Record Date preceding such Payment Date, up to the Class D Note Principal Balance.

                  "Deficit Controlled Accumulation Amount" shall mean (a) on the first Payment Date during the Controlled Accumulation Period, the excess, if any, of the Controlled Accumulation Amount for such Payment Date over the amount deposited in the Principal Funding Account on such Payment Date and (b) on each subsequent Payment Date with respect to the Controlled Accumulation Period, the excess, if any, of the Controlled Deposit Amount for such subsequent Payment Date over the amount deposited into the Principal Funding Account on such subsequent Payment Date.

                  "Early Amortization Period" shall mean the period commencing on the first day of the Monthly Period on which an Amortization Event with respect to Series 2001-A is deemed to have occurred or, if the Servicer is required to make daily deposits into the Collection Account, on the day such Amortization Event is deemed to have occurred, and ending upon the earlier to occur of (a) the payment in full of the Note Principal Balance to the Series 2001-A Noteholders and (b) the Series 2001-A Final Maturity Date.

                  "Eligible Investments" shall mean, with respect to funds allocable to Series 2001-A in the Collection Account, the Principal Funding Account, the Reserve Account and the Cash Collateral Account, "Eligible Investments" as defined in the Master Indenture, except that (a) all references in such definition to "rating satisfactory to the Rating Agency" shall mean ratings of not less than "A-1+", "P-1" and "F-1+" (whichever is applicable), unless otherwise specified by the Rating Agency, and (b) all such investments shall have maturities at the time of the acquisition thereof occurring no later than the Payment Date following such date of acquisition.

                  "Excess Spread Percentage" shall mean, with respect to any Monthly Period, the amount, if any by which the Series Portfolio Yield exceeds the Base Rate.

                  "Expected Principal Payment Date" shall mean the [o] Payment Date.

                  "Finance Charge Shortfall" shall have the meaning specified in
Section 4.07.

                  "Fixed Investor Percentage" shall mean, with respect to any Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, (a) the numerator of which is the Invested Amount as of the close of business on the last day of the Revolving Period and (b) the denominator of which is the Adjusted Pool One Principal Balance.

                  "Floating Investor Percentage" shall mean, with respect to any Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, (a) the numerator of which is the Adjusted Invested Amount as of the close of business on the last day of the preceding Monthly Period (or with respect to the first Monthly Period, the Initial Invested Amount) and (b) the denominator of which is the Adjusted Pool One Principal Balance.

                  "Initial Invested Amount" shall mean $[o].

                  "Initial Transferor Amount" shall mean $[o].

                  "Interest Period" shall mean, with respect to any Payment Date, the period from and including the Payment Date immediately preceding such Payment Date (or, in the case of the first Payment Date, from the Closing Date) to but excluding such Payment Date.

                  "Invested Amount" shall mean, as of any date of determination, an amount equal to the Initial Invested Amount minus (a) the amount of principal previously paid to the Series 2001-A Noteholders (including the principal amount of any Notes purchased by the Transferors) and (b) the amount of unreimbursed Investor Charge-offs and Subordinated Principal Collections.

                  "Investor Charge-off" shall have the meaning specified in
Section 4.05.

                  "Investor Default Amount" shall mean, with respect to any Payment Date, an amount equal to the product of (a) the Defaulted Amount for the related Monthly Period and (b) the Floating Investor Percentage for such Monthly Period.

                  "Investor Finance Charge Collections" shall mean, with respect to any Payment Date, an amount equal to the product of (a) Investor Percentage for the related Monthly Period and (b) Collections of Finance Charge Receivables (including Recoveries treated as Collections of Finance Charge Receivables) deposited in the Collection Account for the related Monthly Period.

                  "Investor Percentage" shall mean, for any Monthly Period, (a) with respect to (i) Finance Charge Receivables at any time, (ii) Principal Receivables during the Revolving Period and (iii) Defaulted Amounts at any time, the Floating Investor Percentage and (b) with respect to Principal Receivables during any period other than the Revolving Period, the Fixed Investor Percentage.

                  "LIBOR" shall mean, for any Interest Period, the London interbank offered rate for one-month United States dollar deposits determined by the Indenture Trustee for each Interest Period in accordance with the provisions of Section 4.13.

                  "LIBOR Determination Date" shall mean (a) [May __,] 2001 for the period from and including the Closing Date through and including [June __,] 2001 and (b) the second London Business Day prior to the commencement of the second and each subsequent Interest Period.

                  "London Business Day" shall mean any Business Day on which dealings in deposits in United States dollars are transacted in the London interbank market.

                  "Modified Excess Spread Percentage" shall mean, with respect to the first Monthly Period an amount equal to the percentage equivalent of a fraction, the numerator of which is (y) the product of (a) an amount equal to the excess, if any, of (i) the amount of Collections of Finance Charge Receivables deposited in the Collection Account and allocable to the Series 2001-A Noteholders for such first Monthly Period less the Investor Default Amount for such first Monthly Period over (ii) the sum of (A) the product of (I) the Class A Monthly Interest for the related Interest Period times (II) a fraction (a) the numerator of which is the actual number of days in such first Monthly Period and (b) the denominator of which is the actual number of days in the related Interest Period plus (B) the product of (I) the Class B Monthly Interest for such Interest Period times (II) a fraction (a) the numerator of which is the actual number of days in such first Monthly Period and (b) the denominator of which is the actual number of days in such Interest Period plus
(C) the product of (I) the Class C Monthly Interest for such Interest Period times (II) a fraction (a) the numerator of which is the actual number of days in such first Monthly Period plus (D) the product of (I) the Class D Monthly Interest for such Interest Period times (II) a fraction (a) the numerator of which is the actual number of days in such first Monthly Period and (b) the denominator of which is the actual number of days in such Interest Period plus
(E) the Monthly Servicing Fee with respect to the Payment Date relating to such first Monthly Period, times (b) a fraction, the numerator of which is 360 and the denominator of which is [o]; and the denominator of which is (z) the Initial Invested Amount.

                  "Monthly Administration Fee" shall mean the product of (i) one-twelfth of the Administration Fee and (ii) the Floating Investor Percentage.

                  "Monthly Interest" shall mean, with respect to any Payment Date, the sum of the Class A Monthly Interest, the Class B Monthly Interest, the Class C Monthly Interest and the Class D Monthly Interest for such Payment Date.

                  "Monthly Principal" shall mean the monthly principal distributable in respect of the Notes or as deposits to the Principal Funding Account as calculated in accordance with Section 4.03.

                  "Monthly Servicing Fee" shall mean, for any Payment Date, an amount equal to one-twelfth of the product of:

                  (a) the Servicing Fee Rate;

                  (b) the Floating Investor Percentage for the related Monthly Period; and

                  (c) the total amount of Principal Receivables in Pool One as of the close of business on the last day of the immediately preceding Monthly Period, or with respect to the first Monthly Period, the total amount of Principal Receivables in Pool One as of the Closing Date, in either case, excluding the principal portion of Participation Interests;

         provided, however, that with respect to any Monthly Period in which an Addition Date or a Removal Date occurs, the amount in clause (c) above shall be the sum of the amounts for each day in that Monthly Period computed as follows and divided by the number of days in that Monthly
         Period:

                  (i) the aggregate amount of Principal Receivables in Pool One, excluding the principal portion of participation interests, as of the close of business on the last day of the prior Monthly Period, for each day in the period from and including the first day of that Monthly Period to but excluding the related Addition Date or Removal Date; and

                  (ii) the aggregate amount of Principal Receivables in Pool One, excluding the principal portion of participation interests, as of the close of business on the related Addition Date or Removal Date after adjusting for the aggregate amount of Principal Receivables in Pool One, excluding the principal portion of Participation Interests, added to or removed on the related Addition Date or Removal Date, as the case may be, for each day in the period from and including the related Addition Date or Removal Date to and including the last day of that Monthly Period;

         provided further, that with respect to the first Payment Date, the Monthly Servicing Fee will equal $[o].

                  "Monthly Subordination Amount" shall mean with respect to any Monthly Period an amount equal to the sum of:

                  (a) the lower of (i) the excess of the amounts distributable pursuant to subsection 4.04(a)(i) over the Available Investor Finance Charge Collections allocated with respect thereto pursuant to subsection 4.04(a)(i) and the amount withdrawn from the Cash Collateral Account to be used to pay amounts due under subsection 4.04(a)(i) and
         (ii) (1) the product of (I) [o]% and (II) the Initial Invested Amount minus (2) the amount of unreimbursed Investor Charge-offs (after giving effect to Investor Charge-offs for the related Monthly Period) and unreimbursed Subordinated Principal Collections (as of the previous Payment Date);

                  (b) the lower of (i) the excess of the amounts distributable pursuant to subsections 4.04(a)(ii), over the Available Investor Finance Charge Collections allocated with respect thereto pursuant to subsections 4.04(a)(ii) and the amount withdrawn from the Cash Collateral Account to be used to pay amounts due under subsection 4.04(a)(ii) and (ii)(1) the product of (I) [o]% and (II) the Initial Invested Amount minus (2) the amount of unreimbursed Investor Charge-offs (after giving effect to Investor Charge-offs for the related Monthly Period) and unreimbursed Subordinated Principal Collections, (including amounts allocated pursuant to clause (a) above with respect to the related Payment Date); and

                  (c) the lower of (i) the excess of the amounts distributable pursuant to subsections 4.04(a)(iii) and 4.04(a)(iv), over the Available Investor Finance Charge Collections allocated with respect thereto pursuant to subsections 4.04(a)(iii) and (iv) and the amount withdrawn from the Cash Collateral Account to be used to pay amounts due under subsections 4.04(a)(iii) and 4.04(a)(iv), and (ii)(1) the product of (I) [o]% and (II) the Initial Invested Amount minus (2) the amount of unreimbursed Investor Charge-offs (after giving effect to Investor Charge-offs for the related Monthly Period) and unreimbursed Subordinated Principal Collections, (including amounts allocated pursuant to clauses (a) and (b) above with respect to the related Payment Date).

                  "Note Principal Balance" shall mean, at any time of determination, the sum of the Class A Note Principal Balance, the Class B Note Principal Balance, the Class C Note Principal Balance and the Class D Principal Balance.

                  "Payment Date" shall mean ___________, 2001 and the fifteenth day of each calendar month thereafter, or if such fifteenth day is not a Business Day, the next succeeding Business Day.

                  "Pool One" shall mean the pool of Receivables listed on Schedule P1 of the Master Indenture.

                  "Pool One Series" shall mean Series 2001-A and each other Series which is designated as a Pool One Series in the related Indenture Supplement.

                  "Principal Funding Account" shall have the meaning set forth in subsection 4.09(a).

                  "Principal Funding Account Balance" shall mean, with respect to any date of determination, the principal amount, if any, on deposit in the Principal Funding Account on such date of determination.

                  "Principal Funding Investment Proceeds" shall mean, with respect to each Payment Date, the investment earnings on funds in the Principal Funding Account (net of investment expenses and losses) for the period from and including the immediately preceding Payment Date to but excluding such Payment Date.

                  "Principal Sharing Group One" shall mean Series 2001-A and each other Series specified in the related Indenture Supplement to be included in Principal Sharing Group One.

                  "Quarterly Excess Spread Percentage" shall mean (a) with respect to the [June] 2001 Payment Date, the Modified Excess Spread Percentage,
(b) with respect to the [July] 2001 Payment Date, the percentage equivalent of a fraction the numerator of which is the sum of (i) the Modified Excess Spread Percentage for the first Monthly Period and (ii) the Excess Spread Percentage with respect to the [July] 2001 Monthly Period and the denominator of which is two (2), (c) with respect to the [August] 2001 Payment Date, the percentage equivalent of a fraction the numerator of which is the sum of (i) the Modified Excess Spread Percentage for the first Monthly Period, (ii) the Excess Spread Percentage with respect to the [July] 2001 Monthly Period and (iii) the Excess Spread Percentage with respect to the [July] 2001 Monthly Period and the denominator of which is three (3) and (d) with respect to the [September] Payment Date and each Payment Date thereafter, the percentage equivalent of a fraction the numerator of which is the sum of the Excess Spread Percentages with respect to the immediately preceding three Monthly Periods and the denominator of which is three (3).

                  "Rating Agency" shall mean each of Standard & Poor's, Moody's and Fitch.

                  "Reassignment Amount" shall mean, with respect to any Payment Date, after giving effect to any deposits and distributions otherwise to be made on such Payment Date, the sum of (a) the Note Principal Balance on such Payment Date, plus (b) Monthly Interest for such Payment Date and any Monthly Interest previously due but not distributed to the Series 2001-A Noteholders, plus (c) the amount of Additional Interest, if any, for such Payment Date and any Additional Interest previously due but not distributed to the Series 2001-A Noteholders on a prior Payment Date.

                  "Reference Banks" shall mean four major banks in the London interbank market selected by the Servicer.

                  "Refunding Proceeds" shall mean with respect to any Payment Date, any proceeds of the issuance of a new Series of Notes remitted by the Transferors, with the prior written consent of the Indenture Trustee at least one Business Day prior to such Payment Date, for deposit into the Collection Account and application as Available Investor Principal Collections.

                  "Required Accumulation Factor Number" shall be equal to a fraction, rounded upwards to the nearest whole number, the numerator of which is one and the denominator of which is equal to the lowest monthly principal payment rate (calculated based upon Collections of Principal Receivables for any Monthly Period, over the amount of Principal Receivables on the first day of such Monthly Period) on the Accounts for the 12 months preceding the date of such calculation; provided, however, that this definition may be changed at any time if the Rating Agency Condition is satisfied.

                  "Required Cash Collateral Amount" shall mean, with respect to any Payment Date, the greater of (i) the product of (a) the Adjusted Invested Amount as of such Payment Date after taking into account distributions made on such date, and (b) ___% and (ii) $_______; provided, however, that (i) if there are any withdrawals from the Cash Collateral Account pursuant to subsection 4.12(c), or a Amortization Event occurs with respect to Series 2001-A, then the Required Cash Collateral Amount for any Payment Date shall equal the Required Cash Collateral Amount on the Payment Date immediately preceding such withdrawal or Amortization Event, (ii) in no event shall the Required Cash Collateral Amount exceed the Adjusted Invested Amount on any such date and (iii) the Required Cash Collateral Amount may be reduced without the consent of the Series 2001-A Noteholders, if (q) the Rating Agency Condition is satisfied and (r) the Servicer shall have delivered to the Indenture Trustee an Officer's Certificate to the effect that, based on the facts known to such officer at such time, in the reasonable belief of the Servicer, such reduction will not cause an Adverse Effect.

                  "Required Cash Collateral Draw Amount" shall have the meaning specified in subsection 4.12(c).

                  "Required Reserve Account Amount" shall mean, with respect to any Payment Date on or after the Reserve Account Funding Date, an amount equal to (a) 0.50% of the Note Principal Balance or (b) any other amount designated by the Transferors; provided, however, that if such designation is of a lesser amount, the Transferors shall (i) provide the Servicer and the Indenture Trustee with evidence that the Rating Agency Condition shall have been satisfied and
(ii) deliver to the Indenture Trustee an Officer's Certificate indicating that such designation will not result in an Adverse Effect.

                  "Required Spread Account Amount" shall mean, with respect to any date of determination, the product of (i) the Spread Account Percentage in effect on such date and (ii) the Initial Invested Amount; provided that the Required Spread Account Amount shall not exceed the sum of the Class C Note Principal Balance and the Class D Note Principal Balance minus the excess, if any, of the Principal Funding Account Balance over the sum of the Class A Note Principal Balance and the Class B Note Principal Balance on such date of determination; provided, however, that on or after the occurrence of an Event of Default with respect to Series 2001-A and acceleration of the maturity of the maturity of the Series 2001-A Notes pursuant to Section 5.03 of the Master Indenture the Required Spread Account Amount shall equal the Note Principal Balance.

                  "Required Transferor Amount" shall have the meaning specified in the Master Indenture.

                  "Required Transferor Percentage" shall mean with respect to Pool One, (a) initially [o]% or (b) any other percentage designated by the Transferors; provided, however, that if such designation is of a lesser amount, the Transferors shall (i) provide the Servicer and the Indenture Trustee with evidence that the Rating Agency Condition shall have been satisfied and (ii) deliver to the Indenture Trustee a certificate of an authorized officer to the effect that, based on the facts known to such officer at such time, in the reasonable belief of the Transferors, such designation will not have an Adverse Effect.

                  "Reserve Account" shall have the meaning specified in subsection 4.10(a).

                  "Reserve Account Funding Date" shall mean (a) the third Payment Date prior to the scheduled commencement of the Controlled Accumulation Period if the average Excess Spread Percentage for any three consecutive months is [o]% or greater, (b) the fourth Payment Date prior to the scheduled commencement of the Controlled Accumulation Period if the average Excess Spread Percentage for any three consecutive months is [o]% or greater, but less than [o]%, (c) the sixth Payment Date prior to the scheduled commencement of the Controlled Accumulation Period if the average Excess Spread Percentage for any three consecutive months is [o]% or greater, but less than [o]% and (d) the twelfth Payment Date prior to the scheduled commencement of the Controlled Accumulation Period if the average Excess Spread Percentage for any three consecutive months is less than [o]%. For purposes of this definition, Excess Spread Percentage shall be determined for each month beginning [o] months prior to the scheduled commencement of the Controlled Accumulation Period.

                  "Reserve Account Surplus" shall mean, as of any Payment Date following the Reserve Account Funding Date, the amount, if any, by which the amount on deposit in the Reserve Account exceeds the Required Reserve Account Amount.

                  "Reserve Draw Amount" shall mean, with respect to each Payment Date relating to the Controlled Accumulation Period or the first Payment Date relating to the Early Amortization Period, the amount, if any, by which the Principal Funding Investment Proceeds for such Payment Date are less than the Covered Amount determined as of such Payment Date.

                  "Revolving Period" shall mean the period beginning on the Closing Date and ending on the earlier of the close of business on the day immediately preceding the day the Controlled Accumulation Period or the Early Amortization Period commences.

                  "Series 2001-A" shall mean the Series of Notes for which the terms are specified in this Indenture Supplement.

                  "Series 2001-A Accounts" shall mean the Cash Collateral Account, the Reserve Account, the Spread Account and the Principal Funding Account.

                  "Series 2001-A Amortization Event" shall have the meaning specified in Section 6.01.

                  "Series 2001-A Cut-off Date" shall mean the close of business on [o], 2001.

                  "Series 2001-A Final Maturity Date" shall mean the earliest to occur of (a) the [o] Payment Date, (b) the Payment Date on which the Notes are paid in full and (c) the termination of the Trust pursuant to Section 11.01 of the Master Indenture.

                  "Series 2001-A Note" shall mean a Class A Note, a Class B Note, a Class C Note or a Class D Note.

                  "Series 2001-A Noteholder" shall mean a Class A Noteholder, a Class B Noteholder, a Class C Noteholder or a Class D Noteholder.

                  "Series 2001-A Principal Shortfall" shall have the meaning specified in Section 4.08.

                  "Series Adjusted Invested Amount" shall mean, with respect to any Monthly Period:

                  (a) during the Revolving Period, the Invested Amount as of the last day of the immediately preceding Monthly Period;

                  (b) during the Controlled Accumulation Period, the amount specified in clause (a) above as of the close of business on the last day of the Revolving Period less unreimbursed Investor Charge-offs thereafter; provided, however, that on any date, at the option of the Transferors (the exercise of such option to be evidenced by written instructions from the Transferors to the Servicer and the Indenture Trustee) and upon ten days written notice to the Rating Agency, such amount may be reduced below the amount specified for the previous Monthly Period to an amount not less than the greater of (i) the Adjusted Invested Amount as of the last day of the immediately preceding Monthly Period (less any amounts deposited into the Principal Funding Account since the last day of the immediately preceding Monthly Period) and (ii) an amount that, if used as the numerator of the Fixed Investor Percentage for the remainder of the Controlled Accumulation Period, would assure that Available Investor Principal Collections for this Series plus the product of the aggregate amount of the Shared Principal Collections during each Monthly Period multiplied by a fraction the numerator of which is the Invested Amount of this Series and the denominator of which is the aggregate invested amount of all Series not scheduled to be in their revolving period during such Monthly Period would equal at least 125% of the applicable Controlled Accumulation Amount for such Monthly Period for so long as the Invested Amount is greater than zero, assuming for this purpose that (A) the payment rate with respect to Collections of Principal Receivables remains constant at the level of the immediately preceding Monthly Period, (B) the total amount of Principal Receivables theretofore conveyed to and in the Trust (and the Special Funding Amount) remains constant at the level existing on the date of such reduction, (C) no amortization event with respect to any Series will subsequently occur and (D) no additional Series (other than any Series being issued on the date of such reduction) will be subsequently issued; and

                  (c) during any Early Amortization Period, the Invested Amount as of the last day of the Revolving Period less unreimbursed Investor Charge-offs thereafter or, if less, the amount last determined pursuant to clause (b) above during the Controlled Accumulation Period.

                  "Series Portfolio Yield" shall mean, with respect to any Monthly Period, the annualized percentage equivalent of a fraction, (a) the numerator of which is the Available Investor Finance Charge Collections with respect to such Monthly Period less the Excess Finance Charge Collections allocated to Series 2001-A for such Monthly Period and minus the Investor Default Amount for such Monthly Period, and (b) the denominator of which is the Note Principal Balance as of the last day of the immediately preceding Monthly Period; provided, however, that Excess Finance Charge Collections allocated to Series 2001-A with respect to a

Monthly Period may be included in Available Investor Finance Charge Collections, provided that the Servicer has provided ten Business Days notice to each Rating Agency and no withdrawal or downgrade of any rating on any outstanding Series or Class of Notes will occur as a result of this inclusion.

                  "Servicing Fee Rate" shall mean 2% per annum or such lesser percentage as may be specified by the Servicer in an Officer's Certificate filed with the Indenture Trustee; provided, however, that (a) such Officer's Certificate shall state that, in the reasonable belief of the Servicer, such change in percentage will not result in an Adverse Effect, (b) the Servicer shall have provided written notice of such change to each Rating Agency at least ten days prior to the date such change is to take effect and the Rating Agency Condition shall have been satisfied.

                  "Spread Account" shall have the meaning specified in subsection 4.11(a).

                  "Spread Account Deficiency" shall mean the excess, if any, of the Required Spread Account Amount over the Available Spread Account Amount.

                  "Spread Account Percentage" shall mean, (i) [o]%, if the Quarterly Excess Spread Percentage on such Payment Date is greater than or equal to [o]%, (ii) [o]%, if the Quarterly Excess Spread Percentage on such Payment Date is less than [o]% and greater than or equal to [o]%, (iii) [o]%, if the Quarterly Excess Spread Percentage on such Payment Date is less than [o]% and greater than or equal to [o]%, (iv) [o]%, if the Quarterly Excess Spread Percentage on such Payment Date is less than [o]% and greater than or equal to [o]%, (v) [o]%, if the Quarterly Excess Spread Percentage on such Payment Date is less than [o]% and greater than or equal to [o]%, and (vi) [o]%, if the Quarterly Excess Spread Percentage on such Payment Date is less than [o]%, provided, that if a an Amortization Event with respect to Series 2001-A has occurred, the Spread Account Percentage shall be [o]%.

                  "Subordinated Principal Collections" shall mean with respect to any Monthly Period, Available Investor Principal Collections applied in accordance with Section 4.06 in an amount not to exceed the lesser of the Monthly Subordination Amount for the related Monthly Period and the Invested Amount after giving effect to any Investor Charge-offs for the related Payment Date.

                  "Telerate Page 3750" shall mean the display page currently so designated on the Bridge Telerate Capital Markets Report (or such other page as may replace that page in that service for the purpose of displaying comparable rates or prices).

                   "Variable Funding Series" shall mean any Series, the invested amount of which may be increased or decreased subject to the satisfaction of certain conditions specified in the Indenture Supplement related to such Series.

                  Each capitalized term defined herein shall relate to the Series 2001-A Notes and no other Series of Notes issued by the Trust, unless the context otherwise requires. All capitalized terms used herein and not otherwise defined herein have the meanings ascribed to them in the Master Indenture or the Transfer and Servicing Agreement. In the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Master Indenture or Transfer and Servicing Agreement, the terms and provisions of this Indenture Supplement shall govern.

                  The words "hereof," "herein" and "hereunder" and words of similar import when used in this Indenture Supplement shall refer to this Indenture Supplement as a whole and not to any particular provision of this Indenture Supplement; references to any Article, subsection, Section or Exhibit are references to Articles, subsections, Sections and Exhibits in or to this Indenture Supplement unless otherwise specified; and the term "including" means "including without limitation."


                               [END OF ARTICLE II]

                                   ARTICLE III

                                  SERVICING FEE

                  Section 3.01. Servicing Compensation .

                  (a) Servicing Fee. The share of the Servicing Fee allocable to the Series 2001-A Noteholders with respect to any Payment Date shall equal the Monthly Servicing Fee. The portion of the Servicing Fee that is not allocable to the Series 2001-A Noteholders shall be paid by the holders of the Transferors' Interest or the noteholders of other Series (as provided in the related Indenture Supplements), and in no event shall the Trust, the Indenture Trustee or the Series 2001-A Noteholders be liable for the share of the Servicing Fee to be paid by the holders of the Transferors' Interest or the noteholders of any other Series.


                              [END OF ARTICLE III]

                                   ARTICLE IV

                       RIGHTS OF SERIES 2001-A NOTEHOLDERS
                  AND ALLOCATION AND APPLICATION OF COLLECTIONS

                  Section 4.01. Collections and Allocations.

                  (a) Allocations. Collections of Finance Charge Receivables and Principal Receivables and Defaulted Receivables allocated to Series 2001-A pursuant to Article VIII of the Master Indenture shall be allocated and distributed as set forth in this Article.

                  (b) Payments to the Transferors. The Servicer shall on Deposit Dates direct the Indenture Trustee to withdraw from the Collection Account and pay to the Transferors the following amounts:

                  (i) an amount equal to the Transferor Percentage for the related Monthly Period of Collections of Finance Charge Receivables to the extent that such amount is then on deposit in the Collection Account; and

                  (ii) (A) if the Transferor Amount exceeds the Required Transferor Amount (determined after giving effect to any Principal Receivables transferred to the Trust and included in Pool One on such Deposit Date), an amount equal to the Transferor Percentage for the related Monthly Period of Collections of Principal Receivables for Pool One that are then on deposit in the Collection Account,] and

                           (B) if the Transferor Amount does not exceed the Required Transferor Amount (determined after giving effect to any Principal Receivables transferred to the Trust and included in Pool One on such Deposit
                           Date), the amount set forth in clause (A) shall be deposited into the Special Funding Account.

                  The withdrawals to be made from the Collection Account pursuant to this subsection 4.01(b) do not apply to deposits into the Collection Account that do not represent Collections, including payment of the purchase price for the Receivables or the Notes pursuant to
         Section 2.06 or 7.01 of the Transfer and Servicing Agreement or Section
         11.04 of the Indenture and payment of the redemption price for the 2001-A Notes pursuant to Section 7.01 of this Indenture Supplement.

                  (c) Allocations to the Series 2001-A Noteholders. The Servicer shall, prior to the close of business on any Deposit Date, allocate, or cause the Indenture Trustee to allocate, to the Series 2001-A Noteholders the following amounts as set forth below:

                           (i) Allocations of Investor Finance Charge
                  Collections. The Servicer shall allocate to the Series 2001-A Noteholders and retain in the Collection Account for application as provided herein an amount equal to the product of (A) the Investor Percentage and (B) the aggregate amount of Collections of Finance Charge Receivables deposited in the Collection Account on such Deposit Date.

                           (ii) Allocations of Principal Collections. The
                  Servicer shall allocate, or cause the Indenture Trustee to allocate, to the Series 2001-A Noteholders the following amounts as set forth below:

                  (a) Allocations During the Revolving Period. During the Revolving Period an amount equal to the product of (I) the Investor Percentage and (II) the aggregate amount of Collections of Principal Receivables deposited in the Collection Account on such Deposit Date, shall be allocated to the Series 2001-A Noteholders and shall be first, if any other Principal Sharing Series in Group One is outstanding and in its amortization period or accumulation period, retained in the Collection Account for application, to the extent necessary, as Shared Principal Collections to other Series in Group One on the related Payment Date, and second paid to the Holders of the Transferors' Interest only if the Transferor Amount on such Deposit Date is greater than the Required Transferor Amount (after giving effect to all Principal Receivables transferred to the Trust and included in Pool One on such day) and otherwise shall be deposited in the Special Funding Account for Pool One. Notwithstanding the immediately preceding sentence, for any Deposit Date the Servicer shall cause the Indenture Trustee to allocate to the Series 200A-1 Noteholders an amount equal to the product of (I) ____%, (II) the Investor Percentage and (III) the aggregate amount of Collections of Principal Receivables deposited in the Collection Account on such Deposit Date and such amount shall be retained in the Collection Account (such amounts are hereinafter referred to as "Subordinated Principal Reserves") and shall be retained in the Collection Account for application as Subordinated Principal Collections on the related Payment Date as provided herein, and the Servicer shall cause the Indenture Trustee to allocate to the Series 2001-A Noteholders an amount equal to the product of (I) ____%, (II) the Investor Percentage and (III) the aggregate amount of Collections of Principal Receivables deposited in the Collection Account on such Deposit Date and such amount shall be first, if any other Principal Sharing Series in Group One is outstanding and in its amortization period or accumulation period, retained in the Collection Account for application, to the extent necessary, as Shared Principal Collections to other Series in Group One on the related Distribution Date, and second paid to the Holders of the Transferors' Interest only if the Transferor Amount as calculated on such Deposit Date is greater than the Required Transferor Amount (after giving effect to all Principal Receivables transferred to the Trust and included in Pool One on such day) and otherwise shall be deposited in the Special Funding Account for Pool One.

                  (b) Allocations During the Controlled Accumulation Period. During the Controlled Accumulation Period an amount equal to the product of (I) the Investor Percentage and (II) the aggregate amount of Collections of Principal Receivables deposited in the Collection Account on such Deposit Date shall be allocated to the Series 2001-A Noteholders and deposited in the Principal Funding Account until applied as provided herein; provided, however, that if such Collections with respect to such Monthly Period exceed the Controlled Deposit Amount for the related Payment Date then such excess shall be first, if any other Principal Sharing Series in Principal Sharing Group One is outstanding and in its amortization period or accumulation period, retained in the Collection Account for application, to the extent necessary, as Shared Principal Collections to other Series in Principal Sharing Group One on the related Payment Date, and second, paid to the holders of the Transferors' Interest only if the Transferor Amount on such Deposit Date is greater than the Required Transferor Amount (after giving effect to all Principal Receivables transferred to the Trust and included in Pool One on such day) and otherwise shall be deposited in the Special Funding Account for Pool One.

                  (c) Allocations During the Early Amortization Period. During the Early Amortization Period, an amount equal to the product of (I) the Investor Percentage and (II) the aggregate amount of Collections of Principal Receivables deposited in the Collection Account on such Deposit Date, shall be allocated to the Series 2001-A Noteholders and retained in the Collection Account until applied as provided herein; provided, however, that after the date on which an amount of such Collections equal to the Note Principal Balance has been deposited into the Collection Account and allocated to the Series 2001-A Noteholders, the excess over such amount shall be first, if any other Principal Sharing Series in Principal Sharing Group One is outstanding and in its amortization period or accumulation period, retained in the Collection Account for application, to the extent necessary, as Shared Principal Collections on the related Payment Date, and second, paid to the holders of the Transferors' Interest only if the Transferor Amount on such date is greater than the Required Transferor Amount (after giving effect to all Principal Receivables transferred to the Trust on such day) and otherwise shall be deposited in the Special Funding Account for Pool One.

                  Section 4.02. Determination of Monthly Interest.

                  (a) The amount of monthly interest ("Class A Monthly Interest") distributable from the Collection Account with respect to the Class A Notes on any Payment Date shall be an amount equal to the product of (i) (A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (B) the Class A Note Interest Rate in effect with respect to the related Interest Period and (ii) the Class A Note Principal Balance as of the close of business on the last day of the preceding Monthly Period (or, with respect to the initial Payment Date, the Class A Note Initial Principal Balance).

                  On the Determination Date preceding each Payment Date, the Servicer shall determine the excess, if any (the "Class A Interest Shortfall"), of (x) the Class A Monthly Interest for such Payment Date and any unpaid Class A Monthly Interest for a prior Payment Date over
         (y) the aggregate amount of funds allocated and available to pay such Class A Monthly Interest on such Payment Date. If the Class A Interest Shortfall with respect to any Payment Date is greater than zero, on each subsequent Payment Date until such Class A Interest Shortfall is fully paid, an additional amount ("Class A Additional Interest") equal to the product of (i) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (ii) the Class A Note Interest Rate in effect with respect to the related Interest Period times (iii) such Class A Interest Shortfall (or the portion thereof which has not been paid to the Class A Noteholders (after giving effect to the application of the proceeds of any draw made on the Cash Collateral Account as provided in subsections 4.04(a)(i) and 4.12(c) for the purpose of paying such amount with respect to such Payment Date) shall be payable as provided herein with respect to the Class A Notes. Notwithstanding anything to the contrary herein, Class A Additional Interest shall be payable or distributed to the Class A Noteholders only to the extent permitted by applicable law.

                  (b) The amount of monthly interest ("Class B Monthly Interest") distributable from the Collection Account with respect to the Class B Notes on any Payment Date shall be an amount equal to the product of (i) (A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (B) the Class B Note Interest Rate in effect with respect to the related Interest Period and (ii) the Class B Note Principal Balance as of the close of business on the last day of the preceding Monthly Period (or with respect to the Initial Payment Date, the Class B Note Initial Principal Balance).

                  On the Determination Date preceding each Payment Date, the Servicer shall determine the excess, if any (the "Class B Interest Shortfall"), of (x) the Class B Monthly Interest for such Payment Date and any unpaid Class B Monthly Interest for a prior Payment Date over
         (y) the aggregate amount of funds allocated and available to pay such Class B Monthly Interest on such Payment Date (after giving effect to any withdrawal from the Cash Collateral Account with respect to such Payment Date). If the Class B Interest Shortfall with respect to any Payment Date is greater than zero, on each subsequent Payment Date until such Class B Interest Shortfall is fully paid, an additional amount ("Class B Additional Interest") equal to the product of (i) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (ii) the Class B Note Interest Rate in effect with respect to the related Interest Period times (iii) such Class B Interest Shortfall (or the portion thereof which has not been paid to the Class B Noteholders (after giving effect to the application of the proceeds of any draw made on the Cash Collateral Account as provided in subsections 4.04(a)(ii) and 4.12(c) for the purpose of paying such amount with respect to such Payment Date) shall be payable as provided herein with respect to the Class B Notes. Notwithstanding anything to the contrary herein, Class B Additional Interest shall be payable or distributed to the Class B Noteholders only to the extent permitted by applicable law.

                  (c) The amount of monthly interest ("Class C Monthly Interest") distributable from the Collection Account with respect to the Class C Notes on any Payment Date shall be an amount equal to the product of (i) (A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (B) the Class C Note Interest Rate in effect with respect to the related Interest Period and (ii) the Class C Note Principal Balance as of the close of business on the last day of the preceding Monthly Period (or with respect to the Initial Payment Date, the Class C Note Initial Principal Balance).

                  On the Determination Date preceding each Payment Date, the Servicer shall determine the excess, if any (the "Class C Interest Shortfall"), of (x) the Class C Monthly Interest for such Payment Date and any unpaid Class C Monthly Interest for a prior Payment Date over
         (y) the aggregate amount of funds allocated and available to pay such Class C Monthly Interest on such Payment Date. If the Class C Interest Shortfall with respect to any Payment

         Date is greater than zero, on each subsequent Payment Date until such Class C Interest Shortfall is fully paid, an additional amount ("Class C Additional Interest") equal to the product of (i) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (ii) the Class C Note Interest Rate in effect with respect to the related Interest Period times (iii) such Class C Interest Shortfall (or the portion thereof which has not been paid to the Class C Noteholders (after giving effect to the application of the proceeds of any draw made on the Cash Collateral Account as provided in subsections 4.04(a)(iii) and 4.12(c) for the purpose of paying such amount with respect to such Payment Date and to the application of the proceeds of any draw made on the Spread Account as provided in subsections 4.04(a)(iii) and 4.11(c) for the purpose of paying such amount with respect to such Payment Date)) shall be payable as provided herein with respect to the Class C Notes. Notwithstanding anything to the contrary herein, Class C Additional Interest shall be payable or distributed to the Class C Noteholders only to the extent permitted by applicable law.

                  (d) The amount of monthly interest ("Class D Monthly Interest") distributable from the Collection Account with respect to the Class D Notes on any Payment Date shall be an amount equal to the product of (i) (A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (B) the Class D Note Interest Rate in effect with respect to the related Interest Period and (ii) the Class D Note Principal Balance as of the close of business on the last day of the preceding Monthly Period (or with respect to the Initial Payment Date, the Class D Note Initial Principal Balance).

                  On the Determination Date preceding each Payment Date, the Servicer shall determine the excess, if any (the "Class D Interest Shortfall"), of (x) the Class D Monthly Interest for such Payment Date and any unpaid Class D Monthly Interest for a prior Payment Date over
         (y) the aggregate amount of funds allocated and available to pay such Class D Monthly Interest on such Payment Date. If the Class D Interest Shortfall with respect to any Payment Date is greater than zero, on each subsequent Payment Date until such Class D Interest Shortfall is fully paid, an additional amount ("Class D Additional Interest") equal to the product of (i) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (ii) the Class D Note Interest Rate in effect with respect to the related Interest Period times (iii) such Class D Interest Shortfall (or the portion thereof which has not been paid to the Class D Noteholders (after giving effect to the application of the proceeds of any draw made on the Cash Collateral Account as provided in subsections 4.04(a)(vii) and 4.12(c) and to the application of the proceeds of any draw made on the Spread Account for the purpose of paying such amount with respect to such Payment Date) shall be payable as provided herein with respect to the Class D Notes. Notwithstanding anything to the contrary herein, Class D Additional Interest shall be payable or distributed to the Class D Noteholders only to the extent permitted by applicable law.

                  Section 4.03. Determination of Monthly Principal.

                  The amount of monthly principal distributable from the Collection Account with respect to the Notes on each Payment Date (the "Monthly Principal"), beginning with the Payment Date in the month following the month in which the Controlled Accumulation Period or, if earlier, the Early Amortization Period, begins, shall be equal to the least of (a) the

Available Investor Principal Collections on deposit in the Collection Account with respect to such Payment Date, (b) for each Payment Date with respect to the Controlled Accumulation Period, the Controlled Deposit Amount for such Payment Date and (c) the Adjusted Invested Amount (after taking into account any adjustments to be made on such Payment Date pursuant to Sections 4.05 and 4.06).

                  Section 4.04. Application of Available Funds on Deposit in the Collection Account. The Servicer shall apply, or shall cause the Indenture Trustee to apply by written instruction to the Indenture Trustee, on each Payment Date, Available Investor Finance Charge Collections and Available Investor Principal Collections on deposit in the Collection Account with respect to such Payment Date to make the following distributions:

                  (a) On each Payment Date, an amount equal to the Available Investor Finance Charge Collections with respect to such Payment Date will be distributed or deposited in the following priority:

                           (i) an amount equal to the Monthly Servicing Fee for
                  such Payment Date, plus the amount of any Monthly Servicing Fee previously due but not distributed to the Servicer on a prior Payment Date, shall be distributed to the Servicer and
                  (B) an amount equal to the Monthly Administration Fee for such Payment Date, plus the amount of any Monthly Administration Fee previously due but not distributed to the Administrator on a prior Payment Date, shall be distributed to the Administrator;

                           (ii) an amount equal to Class A Monthly Interest for
                  such Payment Date, plus the amount of any Class A Monthly Interest previously due but not distributed to Class A Noteholders on a prior Payment Date, plus the amount of any Class A Additional Interest for such Payment Date, plus the amount of any Class A Additional Interest previously due but not distributed to Class A Noteholders on a prior Payment Date, shall be distributed to the Paying Agent for payment to Class A Noteholders on such Payment Date; provided, however, that, in the event that the Class A Monthly Interest exceeds the amount of Available Finance Charge Collections available to fund such Class A Monthly Interest, a draw will be made from amounts available for distribution in the Cash Collateral Account (at the times and in the amounts specified in Section 4.12) and shall be distributed to the Paying Agent for payment to the Class A Noteholders on such Payment Date in accordance with this subsection 4.04(a)(ii);

                           (iii) an amount equal to Class B Monthly Interest for
                  such Payment Date, plus the amount of any Class B Monthly Interest previously due but not distributed to Class B Noteholders on a prior Payment Date, plus the amount of any Class B Additional Interest for such Payment Date, plus the amount of any Class B Additional Interest previously due but not distributed to Class B Noteholders on a prior Payment Date, shall be distributed to the Paying Agent for payment to Class B Noteholders on the applicable Payment Date; provided, however, that, in the event that the Class B Monthly Interest exceeds the amount of Available Finance Charge Collections available (after giving effect to subsections 4.04(a)(i) and (ii) above) to fund such Class B Monthly Interest, a draw will be made from amounts available for distribution in the Cash Collateral Account (at the times and in the amounts specified in Section 4.12) and shall be distributed to the Paying Agent for payment to the Class B Noteholders on such Payment Date in accordance with this subsection 4.04(a)(iii);

                           (iv) an amount equal to Class C Monthly Interest for
                  such Payment Date, plus the amount of any Class C Monthly Interest previously due but not distributed to Class C Noteholders on a prior Payment Date, plus the amount of any Class C Additional Interest for such Payment Date, plus the amount of any Class C Additional Interest previously due but not distributed to Class C Noteholders on a prior Payment Date, shall be distributed to the Paying Agent for payment to Class C Noteholders on the applicable Payment Date; provided, however, that, in the event that the Class C Monthly Interest exceeds the amount of Available Investor Finance Charge Collections available (after giving effect to subsections 4.04(a)(i), (ii) and (iii) above) to fund such Class C Monthly Interest, a draw will be made from amounts available for distribution in the Cash Collateral Account (at the times and in the amounts specified in Section 4.12) and shall be distributed to the Paying Agent for payment to the Class C Noteholders on such Payment Date in accordance with this subsection 4.04(a)(iv) and to the extent that draw on the Cash Collateral Account is not sufficient, a draw will be made from amounts available for distribution in the Spread Account (at the times and in the amounts specified in Section 4.11) and shall be distributed to the Paying Agent for payment to the Class C Noteholders on such Payment Date in accordance with this subsection 4.04(a)(iv);

                           (v) an amount equal to the Investor Default Amount
                  for such Payment Date shall be treated as a portion of Available Investor Principal Collections for such Payment Date;

                           (vi) an amount equal to the sum of the aggregate
                  amount of Investor Charge-offs and the amount of Subordinated Principal Collections which have not been previously reimbursed shall be treated as a portion of Available Investor Principal Collections for such Payment Date;

                           (vii) an amount equal to Class D Monthly Interest for
                  such Payment Date, plus the amount of any Class D Monthly Interest previously due but not distributed to Class D Noteholders on a prior Payment Date, plus the amount of any Class D Additional Interest for such Payment Date, plus the amount of any Class D Additional Interest previously due but not distributed to Class D Noteholders on a prior Payment Date, shall be distributed to the Paying Agent for payment to Class D Noteholders on the applicable Payment Date; provided, however, that, in the event that the Class D Monthly Interest exceeds the amount of Available Investor Finance Charge Collections available (after giving effect to subsections 4.04(a)(i)-(vi) above) to fund such Class D Monthly Interest, a draw will be made from amounts available for distribution in the Cash Collateral Account (at the times and in the amounts specified in Section 4.12) and shall be distributed to the Paying Agent for payment to the Class D Noteholders on such Payment Date in accordance with this subsection 4.04(a)(vii) and to the extent that draw on the Cash Collateral Account is not sufficient, a draw will be made from amounts available for distribution in the Spread Account after any amount which is to be withdrawn from the Spread Account on such date and used as provided in subsection 4.04(a)(iii) above (at the times and in the amounts specified in Section 4.11) and shall be distributed to the Paying Agent for payment to the Class D Noteholders on such Payment Date in accordance with this subsection 4.04(a)(vii);

                           (viii) upon the occurrence of an Event of Default
                  with respect to Series 2001-A and acceleration of the maturity of the Series 2001-A Notes pursuant to Section 5.03 of the Master Indenture, the balance, if any, up to the outstanding Note Principal Balance shall be treated as a portion of Available Investor Principal Collections for such Payment Date for distribution to the Series 2001-A Noteholders;

                           (ix) an amount up to the excess, if any, of the
                  Required Cash Collateral Amount over the remaining Available Cash Collateral Amount (without giving effect to any deposit made on such date hereunder) shall be deposited into the Cash Collateral Account;

                           (x) on each Payment Date from and after the Reserve
                  Account Funding Date, but prior to the date on which the Reserve Account terminates as described in Section 4.10(f), an amount equal to the excess, if any, of the Required Reserve Account Amount over the Available Reserve Account Amount shall be deposited into the Reserve Account;

                           (xi) an amount equal to the amounts required to be
                  deposited in the Spread Account pursuant to Section 4.11 shall be deposited in the Spread Account;

                           (xii) any other amounts which the Trust is required
                  to deposit into any account or any other amounts the Trust may be liable for from time to time that are not referred to in clauses (i) through (xi) above will be applied by the Indenture Trustee as directed by the Servicer; and

                           (xiii) the balance, if any, will constitute a portion
                  of Excess Finance Charge Collections for such Payment Date and will be available for allocation to other Series in Excess Finance Charge Sharing Group One or to the Transferors, as set forth in Section 8.08c of the Master Indenture.

                  (b) On each Payment Date with respect to the Revolving Period, an amount equal to the Available Investor Principal Collections for the related Monthly Period shall be treated as Shared Principal Collections with respect to Principal Sharing Group One and applied in accordance with Section 8.05 of the Master Indenture.

                  (c) On each Payment Date with respect to the Controlled Accumulation Period or the Early Amortization Period, an amount equal to the Available Investor Principal Collections deposited in the Collection Account for the related Monthly Period shall be distributed or deposited in the following order of priority:

                           (i) during the Controlled Accumulation Period and
                  prior to the payment in full of the Class A Notes, the Class B Notes, the Class C Notes and the Class D Notes an amount equal to the Monthly Principal for such Payment Date shall be deposited into the Principal Funding Account in an amount not to exceed the Controlled Deposit Amount;

                           (ii) during the Early Amortization Period, an amount
                  equal to the Monthly Principal for such Payment Date shall be distributed to the Paying Agent for payment to the Class A Noteholders on such Payment Date and on each subsequent Payment Date until the Class A Note Principal Balance has been paid in full;

                           (iii) after giving effect to the distribution
                  referred to in clause (ii) above, during the Early Amortization Period, an amount equal to the Monthly Principal remaining, if any, shall be distributed to the Paying Agent for payment to the Class B Noteholders on such Payment Date and on each subsequent Payment Date until the Class B Note Principal Balance has been paid in full;

                           (iv) after giving effect to the distributions
                  referred to in clauses (ii) and (iii) above, during the Early Amortization Period, an amount equal to the Monthly Principal remaining, if any, shall be distributed to the Paying Agent for payment to the Class C Noteholders on such Payment Date and on each subsequent Payment Date until the Class C Note Principal Balance has been paid in full;

                           (v) after giving effect to the distributions referred
                  to in clauses (ii), (iii) and (iv) above, during the Early Amortization Period, an amount equal to the Monthly Principal remaining, if any, shall be distributed to the Paying Agent for payment to the Class D Noteholders on such Payment Date and on each subsequent Payment Date until the Class D Note Principal Balance has been paid in full;

                           (vi) in the case of each of the Controlled
                  Accumulation Period and the Early Amortization Period, the balance of such Available Investor Principal Collections remaining after application in accordance with clause (i) through (v) above shall be treated as Shared Principal Collections and applied in accordance with Section 8.05 of the Master Indenture.

                  (d) On the earlier to occur of (i) the first Payment Date with respect to the Early Amortization Period and (ii) the Expected Principal Payment Date, the Indenture Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Principal Funding Account and distribute to the Paying Agent for payment to the Class A Noteholders, the Class B Noteholders, the Class C Noteholders and the Class D Noteholders, the amounts deposited into the Principal Funding Account pursuant to subsection 4.04(c)(i).

                  (e) The Controlled Accumulation Period is scheduled to commence on _________, 200_; provided, however, that, if the Accumulation Period Length (determined as described below) is less than
         [ ] Monthly Periods, the date on which the Controlled Accumulation Period actually commences will be delayed to the first Business Day of the Monthly Period that is the number of whole Monthly Periods prior to the Expected Principal Payment Date at least equal to the Accumulation Period Length and, as a result, the number of Monthly Periods in the Controlled Accumulation Period will at least equal the Accumulation Period Length. On the Determination Date immediately preceding the _________, 200_ Payment Date, and each Determination Date thereafter until the Controlled Accumulation Period begins, the Servicer will determine the "Accumulation Period Length" which will equal the number of whole Monthly Periods such that the sum of the Accumulation Period Factors for each Monthly Period during such period will be equal to or greater than the Required Accumulation Factor Number; provided, however, that the Accumulation Period Length will not be determined to be less than one Monthly Period; provided further, however, that the determination of the Accumulation Period Length may be changed at any time if the Rating Agency Condition is satisfied.

                  Section 4.05. Investor Charge-offs. On each Determination Date, the Servicer shall calculate the Investor Default Amount, if any, for the related Payment Date. If, on any Payment Date, the Investor Default Amount for such Payment Date exceeds the amount of Available Investor Finance Charge Collections allocated with respect thereto pursuant to Section 4.04(a)(v) and exceeds any amounts available in the Cash Collateral Account and applied as Available Investor Principal Collections pursuant to Section 4.04(a)(v) with respect to such Monthly Period, the Invested Amount (after giving effect to any reductions for any Subordinated Principal Collections on such Payment Date) will be reduced by the amount of such excess, but not by more than the Investor Default Amount for such Payment Date (such reduction, an "Investor Charge-off").

                  Section 4.06. Subordinated Principal Collections. On each Payment Date, the Servicer shall apply, or shall cause the Indenture Trustee to withdraw from the Collection Account and apply, Subordinated Principal Collections with respect to such Payment Date, in an amount equal to the lesser of (a) the Investor Percentage of all Collections of Principal Receivables received during the preceding Monthly Period and (b) the Monthly Subordination Amount for the preceding Monthly Period in accordance with the priority set forth in clauses (i) through (iv) of Section 4.04(a). On each Payment Date, the Invested Amount shall be reduced by the amount of Subordinated Principal Collections for such Payment Date.

                  Section 4.07. Excess Finance Charge Collections. Subject to
Section 8.08c of the Master Indenture, Excess Finance Charge Collections with respect to the Excess Finance Charge Sharing Series in Excess Finance Charge Sharing Group One for any Payment Date will be allocated to Series 2001-A in an amount equal to the product of (a) the aggregate amount of Excess Finance Charge Collections with respect to all the Excess Finance Charge Sharing Series in Excess Finance Charge Sharing Group One for such Payment Date and (b) a fraction, the numerator of which is the Finance Charge Shortfall for Series 2001-A for such Payment Date and the denominator of which is the aggregate amount of Finance Charge Shortfalls for all the Excess Finance Charge Sharing Series in Excess Finance Charge Sharing Group One for such Payment Date. The "Finance Charge Shortfall" for Series 2001-A for any Payment Date will be equal to the excess, if any, of (a) the full amount required to be paid, without duplication, pursuant to subsections 4.04(a)(i) through (xii) on such Payment Date over (b) the Available Investor Finance Charge Collections with respect to such Payment Date.

                  Section 4.08. Shared Principal Collections.

                  Subject to Section 8.05 of the Master Indenture, Shared Principal Collections with respect to the Series in Principal Sharing Group One for any Payment Date will be allocated to Series 2001-A in an amount equal to the product of (a) the aggregate amount of Shared Principal Collections with respect to all Principal Sharing Series in Principal Sharing Group One for such Payment Date and (b) a fraction, the numerator of which is the Series 2001-A Principal Shortfall for such Payment Date and the denominator of which is the aggregate amount of Principal Shortfalls for all the Series which are Principal Sharing Series in Principal Sharing Group One for such Payment Date. The "Series 2001-A Principal Shortfall" will be equal to (a) for any Payment Date with respect to the Revolving Period, zero, (b) for any Payment Date with respect to the Controlled Accumulation Period, the excess, if any, of the Controlled Deposit Amount with respect to such Payment Date over the amount of Available Investor Principal Collections for such Payment Date (excluding any portion thereof attributable to Shared Principal Collections), and (c) for any Payment Date with respect to the Early Amortization Period, the excess, if any, of the Adjusted Invested Amount over the amount of Available Investor Principal Collections for such Payment Date (excluding any portion thereof attributable to Shared Principal Collections).

                  Section 4.09. Principal Funding Account.

                  (a) The Indenture Trustee shall establish and maintain with an Eligible Institution, which may be the Indenture Trustee, in the name of the Trust, on behalf of the Trust, for the benefit of the Series 2001-A Noteholders, a segregated trust account with the corporate trust department of such Eligible Institution (the "Principal Funding Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2001-A Noteholders. The Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Principal Funding Account and in all proceeds thereof. The Principal Funding Account shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Series 2001-A Noteholders. If at any time the institution holding the Principal Funding Account ceases to be an Eligible Institution, the Transferors shall notify the Indenture Trustee, and the Indenture Trustee upon being notified (or the Servicer on its behalf) shall, within 10 Business Days, (or such longer period as to which the Rating Agency has consented) establish a new Principal Funding Account meeting the conditions specified above with an Eligible Institution, and shall transfer any cash or any investments to such new Principal Funding Account. The Indenture Trustee, at the direction of the Servicer, shall (i) make withdrawals from the Principal Funding Account from time to time, in the amounts and for the purposes set forth in this Indenture Supplement, and (ii) on each Payment Date (from and after the commencement of the Controlled Accumulation Period) prior to the termination of the Principal Funding Account, make deposits into the Principal Funding Account in the amounts specified in, and otherwise in accordance with, subsection 4.04(c)(i).

                  (b) Funds on deposit in the Principal Funding Account shall be invested at the direction of the Servicer by the Indenture Trustee in Eligible Investments. Funds on deposit in the Principal Funding Account on any Payment Date, after giving effect to any withdrawals from the Principal Funding Account on such Payment Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Payment Date. The Indenture Trustee shall:

                           (i) hold each Eligible Investment that constitutes
                  investment property through a Securities Intermediary, which Securities Intermediary shall agree with the Indenture Trustee that (A) such investment property at all times shall be credited to a securities account of the Indenture Trustee, (B) all property credited to such securities account shall be treated as a financial asset, (C) such Securities Intermediary shall treat the Indenture Trustee as entitled to exercise the rights that comprise each financial asset credited to such securities account, (D) such Securities Intermediary shall comply with entitlement orders originated by the Indenture Trustee without the further consent of any other person or entity, (E) such Securities Intermediary shall not agree with any person or entity other than the Indenture Trustee to comply with entitlement orders originated by any person or entity other than the Indenture Trustee, (F) such securities account and all property credited thereto shall not be subject to any lien, security interest, right of set-off, or encumbrance in favor of such Securities Intermediary or anyone claiming through such Securities Intermediary (other than the Indenture Trustee), and (G) such agreement between such Securities Intermediary and the Indenture Trustee shall be governed by the laws of the State of New York; and

                           (ii) maintain possession of each other Eligible
                  Investment not described in clause (i) above;

         provided, that no Eligible Investment shall be disposed of prior to its maturity date. Terms used in clause (i) above that are defined in the New York UCC and not otherwise defined herein shall have the meaning set forth in the New York UCC.

                  On each Payment Date with respect to the Controlled Accumulation Period and on the first Payment Date with respect to the Early Amortization Period, the Indenture Trustee, acting at the Servicer's direction given on or before such Payment Date, shall transfer from the Principal Funding Account to the Collection Account the Principal Funding Investment Proceeds on deposit in the Principal Funding Account for application as Available Investor Finance Charge Collections for such Payment Date.

                  Principal Funding Investment Proceeds (including reinvested interest) shall not be considered part of the amounts on deposit in the Principal Funding Account for purposes of this Indenture Supplement.

                  Section 4.10. Reserve Account.

                  (a) The Indenture Trustee shall establish and maintain with an Eligible Institution, which may be the Indenture Trustee in the name of the Trust, on behalf of the Trust, for the benefit of the Series 2001-A Noteholders, a segregated trust account with the corporate trust department of such Eligible Institution (the "Reserve Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2001-A Noteholders. The Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Reserve Account and in all proceeds thereof. The Reserve Account shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Series 2001-A Noteholders. If at any time the institution holding the Reserve Account ceases to be an Eligible Institution, the Transferors shall notify the Indenture Trustee, and the Indenture Trustee upon being notified (or the Servicer on its behalf) shall, within 10 Business Days (or such longer period as to which the Rating Agency has consented), establish a new Reserve Account meeting the conditions specified above with an Eligible Institution, and shall transfer any cash or any investments to such new Reserve Account. The Indenture Trustee, at the direction of the Servicer, shall (i) make withdrawals from the Reserve Account from time to time in an amount up to the Available Reserve Account Amount at such time, for the purposes set forth in this Indenture Supplement, and (ii) on each Payment Date (from and after the Reserve Account Funding Date) prior to termination of the Reserve Account, make a deposit into the Reserve Account in the amount specified in, and otherwise in accordance with, subsection 4.04(a)(x).

                  (b) Funds on deposit in the Reserve Account shall be invested at the direction of the Servicer by the Indenture Trustee in Eligible Investments. Funds on deposit in the Reserve Account on any Payment Date, after giving effect to any withdrawals from the Reserve Account on such Payment Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Payment Date. The Indenture Trustee shall:

                           (i) hold each Eligible Investment that constitutes
                  investment property through a Securities Intermediary, which Securities Intermediary shall agree with the Indenture Trustee that (A) such investment property at all times shall be credited to a securities account of the Indenture Trustee, (B) all property credited to such securities account shall be treated as a financial asset, (C) such Securities Intermediary shall treat the Indenture Trustee as entitled to exercise the rights that comprise each financial asset credited to such securities account, (D) such Securities Intermediary shall comply with entitlement orders originated by the Indenture Trustee without the further consent of any other person or entity, (E) such Securities Intermediary shall not agree with any person or entity other than the Indenture Trustee to comply with entitlement orders originated by any person or entity other than the Indenture Trustee, (F) such securities account and all property credited thereto shall not be subject to any lien, security interest, right of set-off, or encumbrance in favor of such Securities Intermediary or anyone claiming through such Securities Intermediary (other than the Indenture Trustee), and (G) such agreement between such Securities Intermediary and the Indenture Trustee shall be governed by the laws of the State of New York; and
                           maintain possession of each other Eligible Investment
                  not described in clause (i) above;

         provided, that no Eligible Investment shall be disposed of prior to its maturity date. Terms used in clause (i) above that are defined in the New York UCC and not otherwise defined herein shall have the meaning set forth in the New York UCC.

                  On each Payment Date, all interest and earnings (net of losses and investment expenses) accrued since the preceding Payment Date on funds on deposit in the Reserve Account shall be retained in the Reserve Account to the extent that the Available Reserve Account Amount is less than the Required Reserve Account Amount, and the balance, if any, shall be deposited into the Collection Account and included in Available Investor Finance Charge Collections for such Payment Date. For purposes of determining the availability of funds or the balance in the Reserve Account for any reason under this Indenture Supplement, except as otherwise provided in the preceding sentence, investment earnings on such funds shall be deemed not to be available or on deposit.

                  (c) On or before each Payment Date with respect to the Controlled Accumulation Period and on or before the first Payment Date with respect to the Early Amortization Period, the Servicer shall calculate the Reserve Draw Amount; provided, however, that such amount will be reduced to the extent that funds otherwise would be available for deposit in the Reserve Account under Section 4.04(a)(x) with respect to such Payment Date.

                  (d) In the event that for any Payment Date the Reserve Draw Amount is greater than zero, the Reserve Draw Amount, up to the Available Reserve Account Amount, shall be withdrawn from the Reserve Account on such Payment Date by the Indenture Trustee (acting in accordance with the instructions of the Servicer) and deposited into the Collection Account for application as Available Investor Finance Charge Collections for such Payment Date.

                  (e) In the event that the Reserve Account Surplus on any Payment Date, after giving effect to all deposits to and withdrawals from the Reserve Account with respect to such Payment Date, is greater than zero, the Indenture Trustee, acting in accordance with the instructions of the Servicer, shall withdraw from the Reserve Account an amount equal to such Reserve Account Surplus and apply such amount in the following priority: (i) deposit an amount into the Cash Collateral Account, to the extent that funds on deposit in the Cash Collateral Account are less than the Required Cash Collateral Amount,
         (ii) deposit an amount into the Spread Account, to the extent that funds on deposit in the Spread Account are less than the Required Spread Account Amount, and (ii) distribute any amount remaining after application pursuant to subsection 4.10(e)(i) or (ii) to the holders of the Transferors' Interest.

                  (f) Upon the earliest to occur of (i) the termination of the Trust pursuant to Article VIII of the Trust Agreement, (ii) if the Controlled Accumulation Period has not commenced, the first Payment Date relating to the Early Amortization Period and (iii) if the Controlled Accumulation Period has commenced, the earlier of the first Payment Date with respect to the Early Amortization Period and the Expected Principal Payment Date, the Indenture Trustee, acting in accordance with the instructions of the Servicer, after the prior payment of all amounts owing to the Series 2001-A Noteholders that are payable from the Reserve Account as provided herein, shall withdraw from the Reserve Account and pay first, to the Cash Collateral Account, to the extent that funds on deposit in the Cash Collateral Account are less than the Required Cash Collateral Amount, second, to the Spread Account, to the extent that funds on deposit in the Spread Account are less than the Required Spread Account Amount and third, to the Transferors, all amounts, if any, on deposit in the Reserve Account and the Reserve Account shall be deemed to have terminated for purposes of this Indenture Supplement; [provided, however, that following the occurrence of an Event of Default with respect to Series 2001-A and acceleration of the maturity of the Series 2001-A Notes pursuant to Section 5.03 of the Master Indenture, the Servicer shall withdraw from the Reserve Account all amounts on deposit therein and the Indenture Trustee or the Servicer shall deposit such amounts in the Collection Account for distribution to the Series 2001-A Noteholders in accordance with
         Section 5.02 to fund any shortfalls in amounts owed to such Series 2001-A Noteholders.]

                  Section 4.11. Spread Account.

                  (a) On or prior to the Closing Date, the Indenture Trustee shall establish and maintain with an Eligible Institution, which may be the Indenture Trustee in the name of the Trust, on behalf of the Trust, for the benefit of the Class C Noteholders, the Class D Noteholders and the Transferors, a segregated account with the corporate trust department of such Eligible Institution (the "Spread Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Class C Noteholders, the Class D Noteholders and the Transferors. Except as otherwise provided in this
         Section 4.11, the Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Spread Account and in all proceeds thereof. The Spread Account shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Class C Noteholders, the Class D Noteholders and the Transferors. If at any time the institution holding the Spread Account ceases to be an Eligible Institution, the Servicer shall notify the Indenture Trustee, and the Indenture Trustee upon being notified (or the Servicer on its behalf) shall, within ten (10) Business Days (or such longer period as to which the Rating Agencies may consent) establish a new Spread Account meeting the conditions specified above with an Eligible Institution and shall transfer any cash or any investments to such new Spread Account. The Indenture Trustee, at the direction of the Servicer, shall (i) make withdrawals from the Spread Account from time to time in an amount up to the Available Spread Account Amount at such time, for the purposes set forth in this Indenture Supplement, and (ii) on each Payment Date prior to termination of the Spread Account, make a deposit into the Spread Account in the amount specified in, and otherwise in accordance with, subsection 4.11(e).

                  (b) Funds on deposit in the Spread Account shall be invested at the direction of the Servicer by the Indenture Trustee in Eligible Investments; provided, however, that, for purposes of the investment of funds on deposit in the Spread Account, references in the definition of "Eligible Investments" to a rating in the "highest rating category" shall be modified to require a rating, from any one of the following Rating Agencies, of at least A-1 by Standard & Poor's and P-1 by Moody's. Funds on deposit in the Spread Account on any Payment Date, after giving effect to any withdrawals from and deposits to the Spread Account on such Payment Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Payment Date. The Indenture Trustee shall:

                           (i) hold each Eligible Investment that constitutes
                  investment property through a Securities Intermediary, which Securities Intermediary shall agree with the Indenture Trustee that (A) such investment property at all times shall be credited to a securities account of the Indenture Trustee, (B) all property credited to such securities account shall be treated as a financial asset, (C) such Securities Intermediary shall treat the Indenture Trustee as entitled to exercise the rights that comprise each financial asset credited to such securities account, (D) such Securities Intermediary shall comply with entitlement orders originated by the Indenture Trustee without the further consent of any other person or entity, (E) such Securities Intermediary shall not agree with any person or entity other than the Indenture Trustee to comply with entitlement orders originated by any person or entity other than the Indenture Trustee, (F) such securities account and all property credited thereto shall not be subject to any lien, security interest, right of set-off, or encumbrance in favor of such Securities Intermediary or anyone claiming through such Securities Intermediary (other than the Indenture Trustee), and (G) such agreement between such Securities Intermediary and the Indenture Trustee shall be governed by the laws of the State of New York; and

                           (ii) maintain possession of each other Eligible
                  Investment not described in clause (i) above;

         provided, that no Eligible Investment shall be disposed of prior to its maturity date. Terms used in clause (i) above that are defined in the New York UCC and not otherwise defined herein shall have the meaning set forth in the New York UCC.

                  On each Payment Date (but subject to subsections 4.11(c) and 4.11(d)) all interest and earnings (net of losses and investment expenses) accrued since the preceding Payment Date on funds on deposit in the Spread Account shall be retained in the Spread Account to the extent that the Available Spread Account Amount is less than the Required Spread Account Amount, and the balance of such interest and earnings, if any, shall be paid by the Indenture Trustee to the Trust to be distributed to the holders of the Transferors' Interest as provided in the Trust Agreement. For purposes of determining the availability of funds or the balance in the Cash Collateral Account for any reason under this Indenture Supplement, except as otherwise provided in the preceding sentence, investment earnings on such funds shall be deemed not to be available or on deposit.

                  (c) If, on any Payment Date, the aggregate amount available for distribution pursuant to subsection 4.04(a)(iii) is less than the aggregate amount required to be distributed pursuant to subsection 4.04(a)(iii) (without giving effect to any limitation based on Available Investor Finance Charge Collections), the Indenture Trustee, at the direction of the Servicer, shall withdraw from the Spread Account the amount of such deficiency up to the Available Spread Account Amount and, if the Available Spread Account Amount is less than such deficiency, interest and earnings credited to the Spread Account, and deposit such amount in the Collection Account for payment to the Class C Noteholders in respect of interest on the Class C Notes.

                  (d) If, on any Payment Date, the aggregate amount available for distribution pursuant to subsection 4.04(a)(iv) is less than the aggregate amount required to be distributed pursuant to subsection 4.04(a)(iv) (without giving effect to any limitation based on Available

         Investor Finance Charge Collections), the Indenture Trustee, at the direction of the Servicer, shall, after making any withdrawal required by subsection 4.11(c) above withdraw from the Spread Account the amount of such deficiency up to the Available Spread Account Amount and, if the Available Spread Account Amount is less than such deficiency, interest and earnings credited to the Spread Account, and deposit such amount in the Collection Account for payment to the Class D Noteholders in respect of interest on the Class D Notes.

                  (e) On the Series 2001-A Final Maturity Date, the Indenture Trustee at the direction of the Servicer shall withdraw from the Spread Account an amount equal to the lesser of (i) the sum of the Class C Note Principal Balance and the Class D Note Principal Balance (after any payments to be made pursuant to subsection 4.04(d) on such date) and (ii) the Available Spread Account Amount and, if the Available Spread Account Amount is not sufficient to reduce the Class C Note Principal Balance and the Class D Note Principal Balance to zero, investment and earnings credited to the Spread Account up to the amount required to reduce the Class C Note Principal Balance and the Class D Note Principal Balance to zero, and the Indenture Trustee or the Servicer shall deposit such amounts into the Collection Account for distribution first to the Class C Noteholders to the extent needed to reduce the Class C Note Balance to zero and then, to the Class D Noteholders in accordance with subsections 5.02(e) and 5.02(g).

                  (f) [On any day following the occurrence of an Event of Default with respect to Series 2001-A and acceleration of the maturity of the Series 2001-A Notes pursuant to Section 5.03 of the Master Indenture, the Servicer shall withdraw from the Spread Account an amount equal to the balance on deposit therein and the Indenture Trustee or the Servicer shall deposit such amounts into the Collection Account for distribution to the Class C Noteholders, the Class D Noteholders, the Class A Noteholders and the Class B Noteholders, in that order of priority, in accordance with Section 5.02, to fund any shortfalls in amounts owed to such Noteholders.]

                  (g) If on any Payment Date, after giving effect to all withdrawals from the Spread Account, the Available Spread Account Amount is less than the Required Spread Account Amount then in effect, Available Investor Finance Charge Collections shall be deposited into the Spread Account under the circumstances set forth in subsection 4.04(a)(xi) up to the amount of the Spread Account Deficiency.

                  (h) After the Spread Account Percentage has been increased above _____% pursuant to any of clauses (ii) through (vi) of the definition thereof, the Spread Account Percentage shall remain at that percentage until (a) further increased to a higher required percentage specified in clauses (ii) through (vi) of the definition thereof or (b) if the Quarterly Excess Spread Percentage has increased to a level above that for the then current Spread Account Percentage and has remained at that level for each of three consecutive Payment Dates then the Spread Account Percentage shall be decreased to the appropriate percentage in clauses (ii) through (iv) of the definition thereof (or, if the Quarterly Excess Spread Percentage is greater than or equal to [o]%, the Spread Account Percentage shall be 1%. Notwithstanding the foregoing, if an Amortization Event with respect to Series 2001-A has occurred, the Spread Account Percentage shall equal [o]% (as provided in the definition of Spread Account Percentage) and shall no longer be subject to reduction.

                  (i) If on any Payment Date, after giving effect to all withdrawals from and deposits to the Spread Account, the amount on deposit in the Spread Account would exceed the Required Spread Account Amount then in effect, the Indenture Trustee shall, at the written direction of the Servicer, pay such amount to the Trust for distribution to the holders of the Transferors' Interest. On the date on which the Class C Note Principal Balance and the Class D Note Principal Balance has been paid in full (including amounts to be paid to the Class C Noteholders and the Class D Noteholders pursuant to subsection 4.11(e) above), the Indenture Trustee, at the direction of the Servicer, shall withdraw from the Spread Account all amounts then remaining in the Spread Account and pay such amount to the Trust for distribution to the holders of the Transferors' Interest.

                  Section 4.12. Cash Collateral Account. (a) The Indenture Trustee shall establish and maintain with an Eligible Institution, which may be the Indenture Trustee in the name of the Trust, on behalf of the Trust, for the benefit of the Series 2001-A Noteholders, a segregated trust account with the corporate trust department of such Eligible Institution (the "Cash Collateral Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2001-A Noteholders. The Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Cash Collateral Account and in all proceeds thereof. The Cash Collateral Account shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Series 2001-A Noteholders. If at any time the institution holding the Cash Collateral Account ceases to be an Eligible Institution, the Transferors shall notify the Indenture Trustee, and the Indenture Trustee upon being notified (or the Servicer on its behalf) shall, within 10 Business Days (or such longer period as to which the Rating Agency has consented), establish a new Cash Collateral Account meeting the conditions specified above with an Eligible Institution, and shall transfer any cash or any investments to such new Cash Collateral Account. The Indenture Trustee, at the direction of the Servicer, shall (i) make withdrawals from the Cash Collateral Account from time to time in an amount up to the Available Cash Collateral Account Amount at such time, for the purposes set forth in this Indenture Supplement, and (ii) on each Payment Date make a deposit into the Cash Collateral Account in the amount specified in, and otherwise in accordance with, subsection 4.04(a)(ix).

                  (b) On the Closing Date, the Indenture Trustee shall deposit into the Cash Collateral Account $_________ received by it in immediately available funds from ______________. Funds on deposit in the Cash Collateral Account shall be invested at the direction of the Servicer by the Indenture Trustee in Eligible Investments. Funds on deposit in the Cash Collateral Account on any Payment Date, after giving effect to any withdrawals from the Cash Collateral Account on such Payment Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Payment Date. The Indenture Trustee shall:

                           (i) hold each Eligible Investment that constitutes
                  investment property through a Securities Intermediary, which Securities Intermediary shall agree with the Indenture Trustee that (A) such investment property at all times shall be credited to a securities account of the Indenture Trustee, (B) all property credited to such securities account shall be treated as a financial asset, (C) such Securities Intermediary shall treat the Indenture Trustee as entitled to exercise the rights that comprise each financial asset credited to such securities account, (D) such Securities Intermediary shall comply with entitlement orders originated by the Indenture Trustee without the further consent of any other person or entity, (E) such Securities Intermediary shall not agree with any person or entity other than the Indenture Trustee to comply with entitlement orders originated by any person or entity other than the Indenture Trustee, (F) such securities account and all property credited thereto shall not be subject to any lien, security interest, right of set-off, or encumbrance in favor of such Securities Intermediary or anyone claiming through such Securities Intermediary (other than the Indenture Trustee), and (G) such agreement between such Securities Intermediary and the Indenture Trustee shall be governed by the laws of the State of New York; and

                           (ii) maintain possession of each other Eligible
                  Investment not described in clause (i) above;

         provided, that no Eligible Investment shall be disposed of prior to its maturity date. Terms used in clause (i) above that are defined in the New York UCC and not otherwise defined herein shall have the meaning set forth in the New York UCC.

                  On each Payment Date, all interest and earnings (net of losses and investment expenses) accrued since the preceding Payment Date on funds on deposit in the Cash Collateral Account shall be retained in the Cash Collateral Account to the extent that the Available Cash Collateral Account Amount is less than the Required Cash Collateral Account Amount, and the balance, if any, shall be [paid by the Indenture Trustee to the Trust to be distributed to the holders of the Transferors' Interest as provided in the Trust Agreement.] For purposes of determining the availability of funds or the balance in the Cash Collateral Account for any reason under this Indenture Supplement, except as otherwise provided in the preceding sentence, investment earnings on such funds shall be deemed not to be available or on deposit.

                  (c) On or before each Payment Date, the Servicer shall calculate the amount (the "Required Cash Collateral Draw Amount") by which the amounts specified in subsections 4.04(a)(i), (ii), (iii),
         (iv), (v), (vi) and (vii) of this Indenture Supplement exceed the Available Investor Finance Charge Collections available to pay such amounts. In the event that for any Payment Date the Required Cash Collateral Draw Amount is greater than zero, the Servicer shall give written notice to the Indenture Trustee of such positive Required Cash Collateral Draw Amount and on the Payment Date, the Required Cash Collateral Draw Amount up to the Available Cash Collateral Amount, shall be withdrawn from the Cash Collateral Account and distributed to the Paying Agent to fund any deficiency pursuant to subsection 4.04(a)(i), (ii), (iii), (iv), (v), (vi) or (vii) of this Indenture Supplement (in the order of priority set forth in subsection 4.04(a)).

                  (d) In the event that the Cash Collateral Surplus on any Payment Date, after giving effect to all deposits to and withdrawals from the Cash Collateral Account with respect to such Payment Date, is greater than zero, the Trustee, acting in accordance with the written instructions of the Servicer, shall withdraw the Cash Collateral Surplus from the Cash Collateral Account, and pay such amounts to the Trust to be distributed to the Transferors in accordance with the Trust Agreement.

                  Section 4.13. Determination of LIBOR.

                  (a) On each LIBOR Determination Date, the Indenture Trustee shall determine LIBOR on the basis of the rate for deposits in United States dollars for a one-month period which appears on Telerate Page 3750 as of 11:00 a.m., London time, on such date. If such rate does not appear on Telerate Page 3750, the rate for that LIBOR Determination Date shall be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on that day to prime banks in the London interbank market for a one-month period. The Indenture Trustee shall request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that LIBOR Determination Date shall be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that LIBOR Determination Date will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Servicer, at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks for a one-month period.

                  (b) The Class A Note Interest Rate, the Class B Note Interest Rate, Class C Note Interest Rate and the Class D Note Interest Rate applicable to the then current and the immediately preceding Interest Periods may be obtained by telephoning the Indenture Trustee at its Corporate Trust Office or such other address and telephone number as shall be designated by the Indenture Trustee for such purpose by prior written notice by the Indenture Trustee to each Series 2001-A Noteholder from time to time.

                  (c) On each LIBOR Determination Date, the Indenture Trustee shall send to the Servicer and the Administrator by facsimile transmission, notification of LIBOR for the following Interest Period.

                  Section 4.14. Investment Instructions. Any investment instructions required to be given to the Indenture Trustee pursuant to the terms hereof must be given to the Indenture Trustee no later than 12:00 p.m. (New York City time) on the date such investment is to be made. In the event the Indenture Trustee receives such investment instruction later than such time, the Indenture Trustee may, but shall have no obligation to, make such investment. In the event the Indenture Trustee is unable to make an investment required in an investment instruction received by the Indenture Trustee after 12:00 p.m. (New York City time) on such day, such investment shall be made by the Indenture Trustee on the next succeeding Business Day. In no event shall the Indenture Trustee be liable for any investment not made pursuant to investment instructions received after 12:00 p.m. (New York City time) on the day such investment is requested to be made.

                  Section 4.15. Exchange of Notes for Transferor Amount. If the Transferors purchase Series 2001-A Notes from Series 2001-A Noteholders, the Transferors may, on any Payment Date (after giving effect to all required allocations and payments on such Payment Date), cancel such purchased Series 2001-A Notes by delivering a written request to the Indenture Trustee to do so; provided, however, that the Transferors may only cancel Class A, Class B, Class C and Class D Notes they have purchased if the Rating Agency Condition has been satisfied and a credit enhancement deficiency will not result.


                               [END OF ARTICLE IV]

                                    ARTICLE V

                        DELIVERY OF SERIES 2001-A NOTES;
               DISTRIBUTIONS; REPORTS TO SERIES 2001-A NOTEHOLDERS

                  Section 5.01. Delivery and Payment for the Series 2001-A
Notes.

                  With respect to the Series 2001-A Notes which are in certificated form, the Trust shall execute and the Indenture Trustee shall authenticate the Series 2001-A Notes in accordance with Section 2.03 of the Master Indenture. The Indenture Trustee shall deliver those Series 2001-A Notes to or upon the order of the Trust when so authenticated.

                  Section 5.02. Distributions.

                  (a) On each Payment Date, the Paying Agent shall distribute to each Class A Noteholder of record on the related Record Date (other than as provided in Section 11.02 of the Master Indenture) such Class A Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Payment Date to pay interest on the Class A Notes pursuant to this Indenture Supplement.

                  (b) On each Payment Date, the Paying Agent shall distribute to each Class A Noteholder of record on the related Record Date such Class A Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Payment Date to pay principal of the Class A Notes pursuant to this Indenture Supplement.

                  (c) On each Payment Date, the Paying Agent shall distribute to each Class B Noteholder of record on the related Record Date (other than as provided in Section 11.02 of the Master Indenture) such Class B Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Payment Date to pay interest on the Class B Notes pursuant to this Indenture Supplement.

                  (d) On each Payment Date, the Paying Agent shall distribute to each Class B Noteholder of record on the related Record Date such Class B Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Payment Date to pay principal of the Class B Notes pursuant to this Indenture Supplement.

                  (e) On each Payment Date, the Paying Agent shall distribute to each Class C Noteholder of record on the related Record Date (other than as provided in Section 11.02 of the Master Indenture) such Class C Noteholder's pro rata share of the amounts held by the Paying Agent (including amounts held by the Paying Agent with respect to amounts withdrawn from the Spread Account (at the times and in the amounts specified in Section 4.11)) that are allocated and available on such Payment Date to pay interest on the Class C Notes pursuant to this Indenture Supplement.

                  (f) each Payment Date, the Paying Agent shall distribute to each Class C Noteholder of record on the related Record Date such Class C Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Payment Date to pay principal of the Class C Notes pursuant to this Indenture Supplement.

                  (g) each Payment Date, the Paying Agent shall distribute to each Class D Noteholder of record on the related Record Date (other than as provided in Section 11.02 of the Master Indenture) such Class D Noteholder's pro rata share of the amounts held by the Paying Agent (including amounts held by the Paying Agent with respect to amounts withdrawn from the Spread Account (at the times and in the amounts specified in Section 4.11)) that are allocated and available on such Payment Date to pay interest on the Class D Notes pursuant to this Indenture Supplement.

                  (h) On each Payment Date, the Paying Agent shall distribute to each Class D Noteholder of record on the related Record Date such Class D Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Payment Date to pay principal of the Class D Notes pursuant to this Indenture Supplement.

                  (i) The distributions to be made pursuant to this Section 5.02 are subject to the provisions of Sections 2.06, 6.01 and 7.01 of the Transfer and Servicing Agreement, Section 11.02 of the Master Indenture and Section 7.01 of this Indenture Supplement.

                  (j) Except as provided in Section 11.02 of the Master Indenture with respect to a final distribution, distributions to Series 2001-A Noteholders hereunder shall be made by (i) check mailed to each Series 2001-A Noteholder (at such Noteholder's address as it appears in the Note Register), except that with respect to any Series 2001-A Notes registered in the name of the nominee of a Clearing Agency, such distribution shall be made in immediately available funds and (ii) without presentation or surrender of any Series 2001-A Note or the making of any notation thereon.

                  Section 5.03. Reports and Statements to Series 2001-A Noteholders.

                  (a) On each Payment Date, the Paying Agent, on behalf of the Indenture Trustee, shall, provided the Servicer has delivered a statement substantially in the form of Exhibit C, forward to each Series 2001-A Noteholder such statement substantially in the form of Exhibit C prepared by the Servicer.

                  (b) Not later than the second Business Day preceding each Payment Date, the Servicer shall deliver to the Trust, the Indenture Trustee, the Paying Agent and each Rating Agency (i) a statement substantially in the form of Exhibit C prepared by the Servicer and
         (ii) a certificate of an Authorized Officer substantially in the form of Exhibit D; provided that the Servicer may amend the form of Exhibit C and Exhibit D, from time to time.

                  (c) A copy of each statement or certificate provided pursuant to paragraph (a) or (b) may be obtained by any Series 2001-A Noteholder by a request in writing to the Servicer.

                  (d) On or before January 31 of each calendar year, beginning with calendar year 2002, the Paying Agent, on behalf of the Indenture Trustee, shall furnish or cause to be furnished to each Person who at any time during the preceding calendar year was a Series 2001-A Noteholder, a statement prepared by the Servicer containing the information which is required to be contained in the statement to Series 2001-A Noteholders, as set forth in paragraph (a) above, aggregated for such calendar year together with other information as is required to be provided by an Trust of indebtedness under the Code. Such obligation of the Paying Agent shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Paying Agent pursuant to any requirements of the Code as from time to time in effect.

                  (e) On or before March 31 of each calendar year, beginning with March 31, 2002, the Paying Agent, on behalf of the Indenture Trustee, shall forward to each Series 2001-A Noteholder copies of each certificate and report furnished to the Indenture Trustee pursuant to
         Section 3.05 or 3.06 of the Transfer and Servicing Agreement.


                               [END OF ARTICLE V]

                                   ARTICLE VI

                        SERIES 2001-A AMORTIZATION EVENTS

                  Section 6.01. Series 2001-A Amortization Events. If any one of the following events shall occur with respect to Series 2001-A:

                  (a) failure on the part of the Transferors (i) to make any payment or deposit required by the terms of the Transfer and Servicing Agreement, the Master Indenture or this Indenture Supplement on or before the date occurring five Business Days after the date such payment or deposit is required to be made therein or herein or (ii) duly to observe or perform any other covenants or agreements of the Transferors set forth in the Transfer and Servicing Agreement, the Master Indenture or this Indenture Supplement, which failure has an Adverse Effect on the Series 2001-A Noteholders and which continues unremedied and continues to materially and adversely affect the interests of the Series 2001-A Noteholders for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferors by the Indenture Trustee, or to the Transferors and the Indenture Trustee by any Holder of the Series 2001-A Notes;

                  (b) any representation or warranty made by the Transferors in the Transfer and Servicing Agreement, or any information contained in a computer file or microfiche list required to be delivered by the Transferors pursuant to Section 2.01 or subsection 2.09(h) of the Transfer and Servicing Agreement shall prove to have been incorrect in any material respect when made or when delivered, which continues to be incorrect in any material respect for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferors by the Indenture Trustee, or to the Transferors and the Indenture Trustee by any Holder of the Series 2001-A Notes and as a result of which an Adverse Effect occurs with respect to the Series 2001-A Noteholders and such Adverse Effect continues for the designated period; provided, however, that a Series 2001-A Amortization Event pursuant to this subsection 6.01(b) shall not be deemed to have occurred hereunder if the Transferors has accepted reassignment of the related Receivable, or all of such Receivables, if applicable, during such period in accordance with the provisions of the Transfer and Servicing Agreement;

                  (c) a failure by a Transferor to convey Receivables in Additional Accounts or Participation Interests to the Trust within five Business Days after the day on which it is required to convey such Receivables or Participation Interests pursuant to subsection 2.09(a) of the Transfer and Servicing Agreement;

                  (d) any Servicer Default shall occur which has an Adverse Effect on the Series 2001-A Noteholders;

                  (e) the average Series Portfolio Yield for any three consecutive Monthly Periods is reduced to a rate which is less than the average of the Base Rates for such period;

                  (f) the Class A Note Principal Balance, the Class B Note Principal Balance, the Class C Note Principal Balance or the Class D Note Principal Balance shall not be paid in full on the Expected Principal Payment Date; or

                  (g) without limiting the foregoing, the occurrence of an Event of Default with respect to Series 2001-A and an acceleration of the maturity of the Series 2001-A Notes pursuant to Section 5.03 of the Master Indenture;

then, in the case of any event described in subparagraph (a), (b) or (d) after the applicable grace period, if any, set forth in such subparagraphs, either the Indenture Trustee or the Holders of Series 2001-A Notes evidencing more than 50% of the aggregate Outstanding Amount of Series 2001-A Notes by notice then given in writing to the Transferors and the Servicer (and to the Indenture Trustee if given by the Series 2001-A Noteholders) may declare that an amortization event (a "Series 2001-A Amortization Event") has occurred as of the date of such notice, and, in the case of any event described in subparagraph (c), (e), (f) or
(g), a Series 2001-A Amortization Event shall occur without any notice or other action on the part of the Indenture Trustee or the Series 2001-A Noteholders immediately upon the occurrence of such event.


                               [END OF ARTICLE VI]

                                   ARTICLE VII

  REDEMPTION OF SERIES 2001-A NOTES; SERIES FINAL MATURITY; FINAL DISTRIBUTIONS

                  Section 7.01. Optional Redemption of Series 2001-A Notes.

                  (a) On any day occurring on or after the date on which the outstanding principal balance of the Series 2001-A Notes is reduced to [o]% or less of the initial outstanding principal balance of Series 2001-A Notes, the Trust shall have the option to redeem the Series 2001-A Notes, at a purchase price equal to (i) if such day is a Payment Date, the Reassignment Amount for such Payment Date or (ii) if such day is not a Payment Date, the Reassignment Amount for the Payment Date following such day.

                  (b) The Trust shall give the Servicer and the Indenture Trustee at least thirty (30) days prior written notice of the date on which the Trust intends to exercise such optional redemption. Not later than 12:00 noon, New York City time, on such day the Trust shall deposit into the Collection Account in immediately available funds the excess of the Reassignment Amount over the amount, if any, on deposit in the Principal Funding Account. Such redemption option is subject to payment in full of the Reassignment Amount. Following such deposit into the Collection Account and such distribution to the holder of the Transferors' Interest in accordance with the foregoing, the Invested Amount for Series 2001-A shall be reduced to zero and the Series 2001-A Noteholders shall have no further security interest in the Receivables. The Reassignment Amount shall be distributed as set forth in subsection 7.02(a).

                  Section 7.02. Series Final Maturity.

                  (a) The amount to be paid by the Transferors with respect to Series 2001-A in connection with (i) a reassignment of Receivables to the Transferors pursuant to Section 2.06 of the Transfer and Servicing Agreement or (ii) an Optional Redemption of the Notes pursuant to
         Section 7.01, shall be the Reassignment Amount for the first Payment Date following the Monthly Period in which the reassignment obligation arises under the Transfer and Servicing Agreement. With respect to the Reassignment Amount deposited into the Collection Account pursuant to
         Section 7.01 herein or Section 2.06 of the Transfer and Servicing Agreement or the proceeds from any Foreclosure Remedy pursuant to
         Section 5.05 of the Master Indenture, the Indenture Trustee shall, in accordance with the written direction of the Servicer, not later than 1:00 p.m. New York City time, on the related Payment Date, make deposits or distributions of the following amounts (in the priority set forth below and, in each case after giving effect to any deposits and distributions otherwise to be made on such date) in immediately available funds:

                           (i) (x) the Class A Note Principal Balance on such
                  Payment Date will be distributed to the Paying Agent for payment to the Class A Noteholders and (y) an amount equal to the sum of (A) Class A Monthly Interest for such Payment Date,
                  (B) any Class A Monthly Interest previously due but not distributed to the Class A Noteholders on a prior Payment Date and (C) the amount of Class A Additional Interest, if any, for such Payment Date and any Class A Additional Interest previously due but not distributed to the Class A Noteholders on any prior Payment Date, will be distributed to the Paying Agent for payment to the Class A Noteholders;

                           (ii) (x) the Class B Note Principal Balance on such
                  Payment Date will be distributed to the Paying Agent for payment to the Class B Noteholders and (y) an amount equal to the sum of (A) Class B Monthly Interest for such Payment Date,
                  (B) any Class B Monthly Interest previously due but not distributed to the Class B Noteholders on a prior Payment Date and (C) the amount of Class B Additional Interest, if any, for such Payment Date and any Class B Additional Interest previously due but not distributed to the Class B Noteholders on any prior Payment Date, will be distributed to the Paying Agent for payment to the Class B Noteholders;

                           (iii) (x) the Class C Note Principal Balance on such
                  Payment Date will be distributed to the Paying Agent for payment to the Class C Noteholders and (y) an amount equal to the sum of (A) Class C Monthly Interest for such Payment Date,
                  (B) any Class C Monthly Interest previously due but not distributed to the Class C Noteholders on a prior Payment Date and (C) the amount of Class C Additional Interest, if any, for such Payment Date and any Class C Additional Interest previously due but not distributed to the Class C Noteholders on any prior Payment Date, will be distributed to the Paying Agent for payment to the Class C Noteholders; and

                           (iv) (x) the Class D Note Principal Balance on such
                  Payment Date will be distributed to the Paying Agent for payment to the Class D Noteholders and (y) an amount equal to the sum of (A) Class D Monthly Interest for such Payment Date,
                  (B) any Class D Monthly Interest previously due but not distributed to the Class D Noteholders on a prior Payment Date and (C) the amount of Class D Additional Interest, if any, for such Payment Date and any Class D Additional Interest previously due but not distributed to the Class D Noteholders on any prior Payment Date, will be distributed to the Paying Agent for payment to the Class D Noteholders.

                  (b) Notwithstanding anything to the contrary in this Indenture Supplement, the Master Indenture or the Transfer and Servicing Agreement, all amounts distributed to the Paying Agent pursuant to subsection 7.02(a) for payment to the Series 2001-A Noteholders shall be deemed distributed in full to the Series 2001-A Noteholders on the date on which such funds are distributed to the Paying Agent pursuant to this Section and shall be deemed to be a final distribution pursuant to Section 11.02 of the Master Indenture.


                              [END OF ARTICLE VII]

                                  ARTICLE VIII

                    RESTRICTIONS ON TRANSFER OF CLASS D NOTES

                  Section 8.01. Private Placement of the Class D Notes.

                  (a) The Class D Notes have not been registered under the Act or any state securities law. The Class D Notes shall bear a legend to the effect set forth in Exhibit A-4 hereto. Neither the Transferors, the Trust nor the Indenture Trustee is obligated to register the Class D Notes under the Act or to take any other action not otherwise required under this Indenture Supplement or the Master Indenture to permit the transfer of the Class D Notes without registration.

                  (b) No transfer of any Class D Note or any interest therein (including, without limitation, by pledge or hypothecation) shall be made, unless registered under the Act or any state securities law, except in compliance with the restrictions on transfer set forth in this Section 8.1 (including the applicable legend to be set forth on the face of each Class D Note as provided in Exhibit A-2) in a transaction exempt from the registration requirements of the Act and applicable state securities or "Blue Sky" laws to a person.

                  (c) Each purchaser of a Class D Note, by its acceptance thereof, will be deemed to have acknowledged, represented to and agreed with the Trust as follows:

                  (d) It understands and acknowledges that the Class D Notes have not been and will not be registered under the Act or any other applicable securities law and, unless so registered, may not be offered, sold or otherwise transferred except in compliance with the registration requirements of the Act and any other applicable securities law or pursuant to an exemption therefrom.

                  (e) It is purchasing the Class D Notes for its own account, or for one or more investor accounts for which it is acting as a fiduciary or agent, in each case for investment, and not with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Act, subject to any requirements of law that the disposition of its property or the property of such investor account or accounts be at all times within its or their control and subject to its or their ability to resell such Class D Notes subject to any other available exemption from the registration requirements of the Act. It agrees on its own behalf and on behalf of any investor account for which it is purchasing the Class D Notes and each subsequent holder of the Class D Notes by its acceptance thereof will agree to offer, sell or otherwise transfer such Class D Notes only (i) pursuant to a registration statement which has been declared effective under the Act or (ii) pursuant to an applicable exemption. Each purchaser acknowledges that each Class D Note will contain a legend substantially to the following effect:

"THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW. THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES THAT THIS NOTE, OR ANY INTEREST OR PARTICIPATION HEREIN, MAY

BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) TO THE TRUST, (2) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, OR (3) PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS.

PRIOR TO PURCHASING ANY CLASS D NOTES, PURCHASERS SHOULD CONSULT COUNSEL WITH RESPECT TO THE AVAILABILITY AND CONDITIONS OF EXEMPTION FROM THE RESTRICTION ON RESALE OR TRANSFER. THE TRUST HAS NOT AGREED TO REGISTER THE CLASS D NOTES UNDER THE SECURITIES ACT, TO QUALIFY THE CLASS D NOTES UNDER THE SECURITIES LAWS OF ANY STATE OR TO PROVIDE REGISTRATION RIGHTS TO ANY PURCHASER.

                  (f) [ERISA restrictions to be added.]


                              [END OF ARTICLE VIII]

                                   ARTICLE IX

                            MISCELLANEOUS PROVISIONS

                  Section 9.01. Ratification of Master Indenture. As supplemented by this Indenture Supplement, the Master Indenture is in all respects ratified and confirmed and the Master Indenture as so supplemented by this Indenture Supplement shall be read, taken and construed as one and the same instrument.

                  Section 9.02. Counterparts. This Indenture Supplement may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

                  Section 9.03. Governing Law. THIS INDENTURE SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                  Section 9.04. Transfer of the Class D Notes. To the fullest extent permitted by applicable law, the Class D Notes (or any interest therein) may not be directly or indirectly sold, transferred, assigned, participated, pledged or otherwise disposed of to any Person (each such transaction, a "Transfer"); provided, however, that a Transfer of a Class D Note shall be permitted if (A) the Transferors shall have delivered a Tax Opinion to the Indenture Trustee with respect to such Transfer and (B) the transferee establishes to the Servicer that it is the beneficial owner for United States federal income tax purposes and that it is and will remain a "United States person" for such purposes for so long as it holds any interest in a Class D Note. Prior to any such Transfer by the Transferors, the Class D Notes shall not be treated by any Person as having been issued for United States federal income tax purposes. In addition to the restrictions set forth in this Section 9.04, the Class D Notes shall be subject to the transfer restrictions set forth in
Article III

                  Section 9.05. Matters Relating to the Transferors. Whenever in this Indenture Supplement there are references to documents or notices to be delivered to the Transferors, such documents or notices shall be deemed to have been duly delivered to all of the Transferors if such documents are delivered to Conseco Bank, as a Transferor and as agent for all other Transferors. Whenever in this Indenture Supplement there are references to consents to be delivered by the Transferors, such consents shall be deemed to have been duly given if delivered by Conseco Bank on behalf of all Transferors.

                  Section 9.06. No Petition. The Indenture Trustee, by entering into this Indenture Supplement, and each Series 2001-A Noteholder, by accepting a Note, hereby covenant and agree that they will not at any time institute against the Trust or the Transferors, or join in any institution against the Trust or the Transferors, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law.

                  Section 9.07. Limitation of Liability. Notwithstanding any other provision herein or elsewhere, this Indenture Supplement has been executed and delivered by Wilmington Trust Company, not in its individual capacity, but solely in its capacity as Owner Trustee of the Trust, in no event shall Wilmington Trust Company in its individual capacity have any liability in respect of the representations, warranties, or obligations of the Trust hereunder or under any other document, as to all of which recourse shall be had solely to the assets of the Trust, and for all purposes of this Indenture Supplement and each other document, the Owner Trustee (as such or in its individual capacity) shall be subject to, and entitled to the benefits of, the terms and provisions of the Trust Agreement.


                               [END OF ARTICLE IX]

                            [SIGNATURE PAGE FOLLOWS]

                  IN WITNESS WHEREOF, the undersigned have caused this Indenture Supplement to be duly executed and delivered by their respective duly authorized officers on the day and year first above written.

                                     CONSECO PRIVATE LABEL CREDIT CARD
                                     MASTER NOTE TRUST

                                     By: Wilmington Trust Company, not in its
                                         individual capacity but solely as Owner
                                         Trustee


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:



                                     U.S. BANK TRUST, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Indenture Trustee and Securities Intermediary


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:



                                     CONSECO BANK, INC.


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                                                     EXHIBIT A-1
                                                                     -----------

REGISTERED                                                           $__________

No. R-___                                                   CUSIP NO. __________

         Unless this Class A Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Conseco Private Label Credit Card Master Note Trust or its agent for registration of transfer, exchange or payment, and any note issued is registered in the name of CEDE & CO. or in such other name as is requested by an authorized representative of DTC (and any payment is made to CEDE & CO. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, CEDE & CO., has an interest herein.

       CONSECO PRIVATE LABEL CREDIT CARD MASTER NOTE TRUST, SERIES 2001-A

          FORM OF CLASS A SERIES 2001-A FLOATING RATE ASSET BACKED NOTE

         Wilmington Trust Company, acting not in its individual capacity, but solely as owner trustee of Conseco Private Label Credit Card Master Note Trust (herein referred to as the "Issuer" or the "Trust"), a Delaware common law trust governed by a Trust Agreement dated as of May __, 2001, for value received, hereby promises to pay to CEDE & CO., or registered assigns, subject to the following provisions, the principal sum of $__________, on the Series 2001-A Final Maturity Date, except as otherwise provided below or in the Indenture. The Issuer will pay interest on the unpaid principal amount of this Note at the Class A Note Interest Rate on each Distribution Date until the principal amount of this Note is paid in full. Interest on this Note will accrue for each Distribution Date from and including the most recent Distribution Date on which interest has been paid to but excluding such Distribution Date or, for the initial Distribution Date, from and including the Closing Date to but excluding such Distribution Date. Interest will be computed on the basis of a 360-day year and the actual number of days elapsed. Principal of this Note shall be paid in the manner specified on the reverse hereof.

         The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

         Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

         Unless the certificate of authentication hereon has been executed by or on behalf of the Indenture Trustee, by manual signature, this Note shall not be entitled to any benefit under the Indenture or the Indenture Supplement referred to on the reverse hereof, or be valid for any purpose.

                                     A-1-1

                  IN WITNESS WHEREOF, the Issuer has caused this Class A Note to be duly executed.



                                     WILMINGTON TRUST COMPANY, not in its
                                     individual capacity, but solely as Owner
                                     Trustee on behalf of the CONSECO PRIVATE
                                     LABEL CREDIT CARD MASTER NOTE TRUST


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:



Dated: May __, 2001

                                     A-1-2

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION


This is one of the Class A Notes described in the within-mentioned Indenture.

                                     U.S. BANK TRUST NATIONAL ASSOCIATION,
                                     as Indenture Trustee


                                     By:
                                        ----------------------------------------
                                                  Authorized Signatory

                                     A-1-3

       CONSECO PRIVATE LABEL CREDIT CARD MASTER NOTE TRUST, SERIES 2001-A

              CLASS A SERIES 2001-A FLOATING RATE ASSET BACKED NOTE

                         Summary of Terms and Conditions


                  This Class A Note is one of a duly authorized issue of Notes of the Issuer, designated as Conseco Private Label Credit Card Master Note Trust, Series 2001-A (the "Notes"), issued under a Master Indenture dated as of May 1, 2001 (the "Master Indenture"), between the Issuer and U.S. Bank Trust National Association, as indenture trustee (the "Indenture Trustee"), as supplemented by the Indenture Supplement dated as of May __, 2001 (the "Indenture Supplement"), and representing the right to receive certain payments from the Issuer. The term "Indenture," unless the context otherwise requires, refers to the Master Indenture as supplemented by the Indenture Supplement. The Notes are subject to all of the terms of the Indenture. All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture. In the event of any conflict or inconsistency between the Indenture and this Note, the Indenture shall control.

                  The Noteholder, by its acceptance of this Note, agrees that it will look solely to the property of the Trust allocated to the payment of this Note for payment hereunder and that the Indenture Trustee is not liable to the Noteholders for any amount payable under the Note or the Indenture or, except as expressly provided in the Indenture, subject to any liability under the Indenture.

                  This Note does not purport to summarize the Indenture and reference is made to the Indenture for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Indenture Trustee.

                  The Class A Note Initial Principal Balance is $__________. The Class A Note Principal Balance will be determined from time to time by the Indenture Trustee in accordance with the Indenture.

                  Payments of principal of the Notes shall be payable in accordance with the provisions of the Indenture.

                  Subject to the terms and conditions of the Indenture, the Transferors may, from time to time, direct the Owner Trustee, on behalf of the Trust, to issue one or more new Series of Notes.

                  On each Distribution Date, the Paying Agent shall distribute to each Class A Noteholder of record on the related Record Date (except for the final distribution in respect of this Class A Note) such Class A Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Distribution Date to pay interest and principal on the Class A Notes pursuant to the Indenture Supplement. Except as provided in the Indenture with respect to a final distribution, distributions to Series 2001-A Noteholders shall be made by (i) check mailed to each Series 2001-A Noteholder (at such Noteholder's address as it appears in the Note Register), except that with respect to any Series 2001-A Notes registered in the name of the nominee of a Clearing Agency, such distribution shall be made in immediately available funds and (ii) without presentation or surrender of any Series 2001-A Note or the making of any notation thereon. Final payment of this Class A Note will be made only upon presentation and surrender of this Class A Note at the office or agency specified in the notice of final distribution delivered by the Indenture Trustee to the Series 2001-A Noteholders in accordance with the Indenture.

                                     A-1-4

                  On any day occurring on or after the date on which the outstanding principal balance of the Series 2001-A Notes is reduced to __% or less of the initial outstanding principal balance of the Series 2001-A Notes, the Issuer shall have the option to redeem the Series 2001-A Notes, at a purchase price equal to (i) if such day is a Distribution Date, the Reassignment Amount for such Distribution Date or (ii) if such day is not a Distribution Date, the Reassignment Amount for the Distribution Date following such day.

                  This Class A Note does not represent an obligation of, or an interest in, the Transferors or any Affiliate of any of them and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency or instrumentality.

                  Each Noteholder, by accepting a Note, hereby covenants and agrees that it will not at any time institute against the Issuer or the Transferors, or join in instituting against the Issuer or the Transferors, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law.

                  Except as otherwise provided in the Indenture Supplement, the Class A Notes are issuable only in minimum denominations of $1,000 and integral multiples of $1,000. The transfer of this Class A Note shall be registered in the Note Register upon surrender of this Class A Note for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Indenture Trustee or the Transfer Agent and Registrar, duly executed by the Class A Noteholder or such Class A Noteholder's attorney, and duly authorized in writing with such signature guaranteed, and thereupon one or more new Class A Notes in any authorized denominations of like aggregate principal amount will be issued to the designated transferee or transferees.

                  As provided in the Indenture and subject to certain limitations therein set forth, Class A Notes are exchangeable for new Class A Notes in any authorized denominations and of like aggregate principal amount, upon surrender of such Notes to be exchanged at the office or agency of the Transfer Agent and Registrar. No service charge may be imposed for any such exchange but the Issuer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

                  The Issuer, the Transferors, the Indenture Trustee and any agent of the Issuer, Transferors or the Indenture Trustee shall treat the person in whose name this Class A Note is registered as the owner hereof for all purposes, and neither the Issuer, the Transferors, the Indenture Trustee nor any agent of the Issuer, Transferors or the Indenture Trustee shall be affected by notice to the contrary.

                  THIS CLASS A NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                                      A-1-5

                                   ASSIGNMENT

Social Security or other identifying number of assignee ________________________

                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ______________________________
               (name and address of assignee)

the within note and all rights thereunder, and hereby irrevocably constitutes and appoints ____________________, attorney, to transfer said note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: ____________                                  ______________________1/
                                                                           -

                                                     Signature Guaranteed:


                                                     ----------------------




------------------
1/ NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within note in every particular, without alteration, enlargement or any change whatsoever.

                                     A-1-6

                                                                     EXHIBIT A-2
                                                                     -----------

REGISTERED                                                            $_________

No. R-__                                                    CUSIP NO. __________

         Unless this Class B Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Conseco Private Label Credit Card Master Note Trust or its agent for registration of transfer, exchange or payment, and any note issued is registered in the name CEDE & CO. or in such other name as is requested by an authorized representative of DTC (and any payment is made to CEDE & CO. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, CEDE & CO., has an interest herein.

       CONSECO PRIVATE LABEL CREDIT CARD MASTER NOTE TRUST, SERIES 2001-A

          FORM OF CLASS B SERIES 2001-A FLOATING RATE ASSET BACKED NOTE

         Wilmington Trust Company, acting not in its individual capacity, but solely as owner trustee of Conseco Private Label Credit Card Master Note Trust (herein referred to as the "Issuer" or the "Trust"), a Delaware common law trust governed by a Trust Agreement dated as of May __, 2001, for value received, hereby promises to pay to CEDE & CO., or registered assigns, subject to the following provisions, the principal sum of $_________, on the Series 2001-A Final Maturity Date, except as otherwise provided below or in the Indenture. The Issuer will pay interest on the unpaid principal amount of this Note at the Class B Note Interest Rate on each Distribution Date until the principal amount of this Note is paid in full. Interest on this Note will accrue for each Distribution Date from and including the most recent Distribution Date on which interest has been paid to but excluding such Distribution Date or, for the initial Distribution Date, from and including the Closing Date to but excluding such Distribution Date. Interest will be computed on the basis of a 360-day year and the actual number of days elapsed. Principal of this Note shall be paid in the manner specified on the reverse hereof.

         The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

         Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

         Unless the certificate of authentication hereon has been executed by or on behalf of the Indenture Trustee, by manual signature, this Note shall not be entitled to any benefit under the Indenture or the Indenture Supplement referred to on the reverse hereof, or be valid for any purpose.

         THIS CLASS B NOTE IS SUBORDINATED TO THE EXTENT NECESSARY TO FUND PAYMENTS ON THE CLASS A NOTES TO THE EXTENT SPECIFIED IN THE INDENTURE SUPPLEMENT.

                                     A-2-1

                  IN WITNESS WHEREOF, the Issuer has caused this Class B Note to be duly executed.



                                            WILMINGTON TRUST COMPANY, not in its
                                            individual capacity, but solely as
                                            Owner Trustee on behalf of the
                                            CONSECO PRIVATE LABEL CREDIT CARD
                                            MASTER NOTE TRUST



                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:



Dated: May __, 2001

                                      A-2-2

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION


This is one of the Class B Notes described in the within-mentioned Indenture.

                                           U.S. BANK TRUST NATIONAL ASSOCIATION,
                                           as Indenture Trustee


                                           By:
                                              ----------------------------------
                                                    Authorized Signatory

                                      A-2-3

       CONSECO PRIVATE LABEL CREDIT CARD MASTER NOTE TRUST, SERIES 2001-A

              CLASS B SERIES 2001-A FLOATING RATE ASSET BACKED NOTE

                         Summary of Terms and Conditions


                  This Class B Note is one of a duly authorized issue of Notes of the Issuer, designated as Conseco Private Label Credit Card Master Note Trust, Series 2001-A (the "Notes"), issued under a Master Indenture dated as of May 1, 2001 (the "Master Indenture"), between the Issuer and U.S. Bank Trust National Association, as indenture trustee (the "Indenture Trustee"), as supplemented by the Indenture Supplement dated as of May __, 2001 (the "Indenture Supplement"), and representing the right to receive certain payments from the Issuer. The term "Indenture," unless the context otherwise requires, refers to the Master Indenture as supplemented by the Indenture Supplement. The Notes are subject to all of the terms of the Indenture. All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture. In the event of any conflict or inconsistency between the Indenture and this Note, the Indenture shall control.

                  The Class A Notes will also be issued under the Indenture.

                  The Noteholder, by its acceptance of this Note, agrees that it will look solely to the property of the Trust allocated to the payment of this Note for payment hereunder and that the Indenture Trustee is not liable to the Noteholders for any amount payable under the Note or the Indenture or, except as expressly provided in the Indenture, subject to any liability under the Indenture.

                  This Note does not purport to summarize the Indenture and reference is made to the Indenture for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Indenture Trustee.

                  The Class B Note Initial Principal Balance is $__________. The Class B Note Principal Balance will be determined from time to time by the Indenture Trustee in accordance with the Indenture.

                  Payments of principal of the Notes shall be payable in accordance with the provisions of the Indenture.

                  Subject to the terms and conditions of the Indenture, the Transferors may, from time to time, direct the Owner Trustee, on behalf of the Trust, to issue one or more new Series of Notes.

                  On each Distribution Date, the Paying Agent shall distribute to each Class B Noteholder of record on the related Record Date (except for the final distribution in respect of this Class B Note) such Class B Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Distribution Date to pay interest and principal on the Class B Notes pursuant to the Indenture Supplement. Except as provided in the Indenture with respect to a final distribution, distributions to Series 2001-A Noteholders shall be made by (i) check mailed to each Series 2001-A Noteholder (at such Noteholder's address as it appears in the Note Register), except that with respect to any Series 2001-A Notes registered in the name of the nominee of a Clearing Agency, such distribution shall be made in immediately available funds and (ii) without presentation or surrender of any Series 2001-A Note or the making of any notation thereon. Final payment of this Class B Note will be made only upon presentation and surrender of this Class B Note at the office or agency specified in the notice of final distribution delivered by the Indenture Trustee to the Series 2001-A Noteholders in accordance with the Indenture.

                                      A-2-4

                  On any day occurring on or after the date on which the outstanding principal balance of the Series 2001-A Notes is reduced to __% or less of the initial outstanding principal balance of the Series 2001-A Notes, the Issuer shall have the option to redeem the Series 2001-A Notes, at a purchase price equal to (i) if such day is a Distribution Date, the Reassignment Amount for such Distribution Date or (ii) if such day is not a Distribution Date, the Reassignment Amount for the Distribution Date following such day.

                  This Class B Note does not represent an obligation of, or an interest in, the Transferors or any Affiliate of any of them and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency or instrumentality.

                  Each Noteholder, by accepting a Note, hereby covenants and agrees that it will not at any time institute against the Issuer or the Transferors, or join in instituting against the Issuer or the Transferors, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law.

                  Except as otherwise provided in the Indenture Supplement, the Class B Notes are issuable only in minimum denominations of $1,000 and integral multiples of $1,000. The transfer of this Class B Note shall be registered in the Note Register upon surrender of this Class B Note for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Indenture Trustee or the Transfer Agent and Registrar, duly executed by the Class B Noteholder or such Class B Noteholder's attorney, and duly authorized in writing with such signature guaranteed, and thereupon one or more new Class B Notes in any authorized denominations of like aggregate principal amount will be issued to the designated transferee or transferees.

                  As provided in the Indenture and subject to certain limitations therein set forth, Class B Notes are exchangeable for new Class B Notes in any authorized denominations and of like aggregate principal amount, upon surrender of such Notes to be exchanged at the office or agency of the Transfer Agent and Registrar. No service charge may be imposed for any such exchange but the Issuer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

                  The Issuer, the Transferors, the Indenture Trustee and any agent of the Issuer, Transferors or the Indenture Trustee shall treat the person in whose name this Class B Note is registered as the owner hereof for all purposes, and neither the Issuer, the Transferors, the Indenture Trustee nor any agent of the Issuer, Transferors or the Indenture Trustee shall be affected by notice to the contrary.

                  THIS CLASS B NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                                      A-2-5

                                   ASSIGNMENT

Social Security or other identifying number of assignee ________________________

                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ______________________________
               (name and address of assignee)

the within note and all rights thereunder, and hereby irrevocably constitutes and appoints ____________________, attorney, to transfer said note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: ____________                                  ______________________2/
                                                                           -

                                                     Signature Guaranteed:


                                                     ----------------------



------------------
2/ NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within note in every particular, without alteration, enlargement or any change whatsoever.

                                      A-2-6

                                                                     EXHIBIT A-3
                                                                     -----------

REGISTERED                                                            $_________

No. R-__                                                    CUSIP NO. __________

         Unless this Class C Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Conseco Private Label Credit Card Master Note Trust or its agent for registration of transfer, exchange or payment, and any note issued is registered in the name CEDE & CO. or in such other name as is requested by an authorized representative of DTC (and any payment is made to CEDE & CO. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, CEDE & CO., has an interest herein.

       CONSECO PRIVATE LABEL CREDIT CARD MASTER NOTE TRUST, SERIES 2001-A

          FORM OF CLASS C SERIES 2001-A FLOATING RATE ASSET BACKED NOTE

         Wilmington Trust Company, acting not in its individual capacity, but solely as owner trustee of Conseco Private Label Credit Card Master Note Trust (herein referred to as the "Issuer" or the "Trust"), a Delaware common law trust governed by a Trust Agreement dated as of May __, 2001, for value received, hereby promises to pay to CEDE & CO., or registered assigns, subject to the following provisions, the principal sum of $_________, on the Series 2001-A Final Maturity Date, except as otherwise provided below or in the Indenture. The Issuer will pay interest on the unpaid principal amount of this Note at the Class C Note Interest Rate on each Distribution Date until the principal amount of this Note is paid in full. Interest on this Note will accrue for each Distribution Date from and including the most recent Distribution Date on which interest has been paid to but excluding such Distribution Date or, for the initial Distribution Date, from and including the Closing Date to but excluding such Distribution Date. Interest will be computed on the basis of a 360-day year and the actual number of days elapsed. Principal of this Note shall be paid in the manner specified on the reverse hereof.

         The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

         Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

         Unless the certificate of authentication hereon has been executed by or on behalf of the Indenture Trustee, by manual signature, this Note shall not be entitled to any benefit under the Indenture or the Indenture Supplement referred to on the reverse hereof, or be valid for any purpose.

         THIS CLASS C NOTE IS SUBORDINATED TO THE EXTENT NECESSARY TO FUND PAYMENTS ON THE CLASS A AND CLASS B NOTES TO THE EXTENT SPECIFIED IN THE INDENTURE SUPPLEMENT.

                                      A-3-1

                  IN WITNESS WHEREOF, the Issuer has caused this Class C Note to be duly executed.



                                            WILMINGTON TRUST COMPANY, not in its
                                            individual capacity, but solely as
                                            Owner Trustee on behalf of the
                                            CONSECO PRIVATE LABEL CREDIT CARD
                                            MASTER NOTE TRUST



                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:



Dated: May __, 2001

                                      A-3-2

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION


This is one of the Class C Notes described in the within-mentioned Indenture.

                                           U.S. BANK TRUST NATIONAL ASSOCIATION,
                                           as Indenture Trustee


                                           By:
                                              ----------------------------------
                                                    Authorized Signatory

                                      A-3-3

       CONSECO PRIVATE LABEL CREDIT CARD MASTER NOTE TRUST, SERIES 2001-A

              CLASS C SERIES 2001-A FLOATING RATE ASSET BACKED NOTE

                         Summary of Terms and Conditions


                  This Class C Note is one of a duly authorized issue of Notes of the Issuer, designated as Conseco Private Label Credit Card Master Note Trust, Series 2001-A (the "Notes"), issued under a Master Indenture dated as of May 1, 2001 (the "Master Indenture"), between the Issuer and U.S. Bank Trust National Association, as indenture trustee (the "Indenture Trustee"), as supplemented by the Indenture Supplement dated as of May __, 2001 (the "Indenture Supplement"), and representing the right to receive certain payments from the Issuer. The term "Indenture," unless the context otherwise requires, refers to the Master Indenture as supplemented by the Indenture Supplement. The Notes are subject to all of the terms of the Indenture. All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture. In the event of any conflict or inconsistency between the Indenture and this Note, the Indenture shall control.

                  The Class A Notes and Class B Notes will also be issued under the Indenture.

                  The Noteholder, by its acceptance of this Note, agrees that it will look solely to the property of the Trust allocated to the payment of this Note for payment hereunder and that the Indenture Trustee is not liable to the Noteholders for any amount payable under the Note or the Indenture or, except as expressly provided in the Indenture, subject to any liability under the Indenture.

                  This Note does not purport to summarize the Indenture and reference is made to the Indenture for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Indenture Trustee.

                  The Class C Note Initial Principal Balance is $__________. The Class C Note Principal Balance will be determined from time to time by the Indenture Trustee in accordance with the Indenture.

                  Payments of principal of the Notes shall be payable in accordance with the provisions of the Indenture.

                  Subject to the terms and conditions of the Indenture, the Transferors may, from time to time, direct the Owner Trustee, on behalf of the Trust, to issue one or more new Series of Notes.

                  On each Distribution Date, the Paying Agent shall distribute to each Class C Noteholder of record on the related Record Date (except for the final distribution in respect of this Class C Note) such Class C Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Distribution Date to pay interest and principal on the Class C Notes pursuant to the Indenture Supplement. Except as provided in the Indenture with respect to a final distribution, distributions to Series 2001-A Noteholders shall be made by (i) check mailed to each Series 2001-A Noteholder (at such Noteholder's address as it appears in the Note Register), except that with respect to any Series 2001-A Notes registered in the name of the nominee of a Clearing Agency, such distribution shall be made in immediately available funds and (ii) without presentation or surrender of any Series 2001-A Note or the making of any notation thereon. Final payment of this Class C Note will be made only upon presentation and surrender of this Class C Note at the office or agency specified in the notice of final distribution delivered by the Indenture Trustee to the Series 2001-A Noteholders in accordance with the Indenture.

                                      A-3-4

                  On any day occurring on or after the date on which the outstanding principal balance of the Series 2001-A Notes is reduced to __% or less of the initial outstanding principal balance of the Series 2001-A Notes, the Issuer shall have the option to redeem the Series 2001-A Notes, at a purchase price equal to (i) if such day is a Distribution Date, the Reassignment Amount for such Distribution Date or (ii) if such day is not a Distribution Date, the Reassignment Amount for the Distribution Date following such day.

                  This Class C Note does not represent an obligation of, or an interest in, the Transferors or any Affiliate of any of them and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency or instrumentality.

                  Each Noteholder, by accepting a Note, hereby covenants and agrees that it will not at any time institute against the Issuer or the Transferors, or join in instituting against the Issuer or the Transferors, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law.

                  Except as otherwise provided in the Indenture Supplement, the Class C Notes are issuable only in minimum denominations of $1,000 and integral multiples of $1,000. The transfer of this Class C Note shall be registered in the Note Register upon surrender of this Class C Note for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Indenture Trustee or the Transfer Agent and Registrar, duly executed by the Class C Noteholder or such Class C Noteholder's attorney, and duly authorized in writing with such signature guaranteed, and thereupon one or more new Class C Notes in any authorized denominations of like aggregate principal amount will be issued to the designated transferee or transferees.

                  As provided in the Indenture and subject to certain limitations therein set forth, Class C Notes are exchangeable for new Class C Notes in any authorized denominations and of like aggregate principal amount, upon surrender of such Notes to be exchanged at the office or agency of the Transfer Agent and Registrar. No service charge may be imposed for any such exchange but the Issuer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

                  The Issuer, the Transferors, the Indenture Trustee and any agent of the Issuer, Transferors or the Indenture Trustee shall treat the person in whose name this Class C Note is registered as the owner hereof for all purposes, and neither the Issuer, the Transferors, the Indenture Trustee nor any agent of the Issuer, Transferors or the Indenture Trustee shall be affected by notice to the contrary.

                  THIS CLASS C NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                                      A-3-5

                                   ASSIGNMENT

Social Security or other identifying number of assignee ________________________

                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ______________________________
               (name and address of assignee)

the within note and all rights thereunder, and hereby irrevocably constitutes and appoints ____________________, attorney, to transfer said note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: ____________                                  ______________________3/
                                                                           -

                                                     Signature Guaranteed:


                                                     ----------------------



------------------
3/ NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within note in every particular, without alteration, enlargement or any change whatsoever.

                                      A-3-6

                                                                     EXHIBIT A-4
                                                                     -----------

REGISTERED                                                            $_________

No. R-__                                                    CUSIP NO. __________

         Unless this Class D Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Conseco Private Label Credit Card Master Note Trust or its agent for registration of transfer, exchange or payment, and any note issued is registered in the name CEDE & CO. or in such other name as is requested by an authorized representative of DTC (and any payment is made to CEDE & CO. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, CEDE & CO., has an interest herein.

       CONSECO PRIVATE LABEL CREDIT CARD MASTER NOTE TRUST, SERIES 2001-A

          FORM OF CLASS D SERIES 2001-A FLOATING RATE ASSET BACKED NOTE

         Wilmington Trust Company, acting not in its individual capacity, but solely as owner trustee of Conseco Private Label Credit Card Master Note Trust (herein referred to as the "Issuer" or the "Trust"), a Delaware common law trust governed by a Trust Agreement dated as of May __, 2001, for value received, hereby promises to pay to CEDE & CO., or registered assigns, subject to the following provisions, the principal sum of $_________, on the Series 2001-A Final Maturity Date, except as otherwise provided below or in the Indenture. The Issuer will pay interest on the unpaid principal amount of this Note at the Class D Note Interest Rate on each Distribution Date until the principal amount of this Note is paid in full. Interest on this Note will accrue for each Distribution Date from and including the most recent Distribution Date on which interest has been paid to but excluding such Distribution Date or, for the initial Distribution Date, from and including the Closing Date to but excluding such Distribution Date. Interest will be computed on the basis of a 360-day year and the actual number of days elapsed. Principal of this Note shall be paid in the manner specified on the reverse hereof.

         The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

         Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

         Unless the certificate of authentication hereon has been executed by or on behalf of the Indenture Trustee, by manual signature, this Note shall not be entitled to any benefit under the Indenture or the Indenture Supplement referred to on the reverse hereof, or be valid for any purpose.

         THIS CLASS D NOTE IS SUBORDINATED TO THE EXTENT NECESSARY TO FUND PAYMENTS ON THE CLASS A, CLASS B AND CLASS C NOTES TO THE EXTENT SPECIFIED IN THE INDENTURE SUPPLEMENT.

                                      A-4-1

                  IN WITNESS WHEREOF, the Issuer has caused this Class D Note to be duly executed.



                                            WILMINGTON TRUST COMPANY, not in its
                                            individual capacity, but solely as
                                            Owner Trustee on behalf of the
                                            CONSECO PRIVATE LABEL CREDIT CARD
                                            MASTER NOTE TRUST



                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:



Dated: May __, 2001

                                      A-4-2

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION


This is one of the Class D Notes described in the within-mentioned Indenture.

                                           U.S. BANK TRUST NATIONAL ASSOCIATION,
                                           as Indenture Trustee


                                           By:
                                              ----------------------------------
                                                    Authorized Signatory

                                      A-4-3

       CONSECO PRIVATE LABEL CREDIT CARD MASTER NOTE TRUST, SERIES 2001-A

              CLASS D SERIES 2001-A FLOATING RATE ASSET BACKED NOTE

                         Summary of Terms and Conditions


                  This Class D Note is one of a duly authorized issue of Notes of the Issuer, designated as Conseco Private Label Credit Card Master Note Trust, Series 2001-A (the "Notes"), issued under a Master Indenture dated as of May 1, 2001 (the "Master Indenture"), between the Issuer and U.S. Bank Trust National Association, as indenture trustee (the "Indenture Trustee"), as supplemented by the Indenture Supplement dated as of May __, 2001 (the "Indenture Supplement"), and representing the right to receive certain payments from the Issuer. The term "Indenture," unless the context otherwise requires, refers to the Master Indenture as supplemented by the Indenture Supplement. The Notes are subject to all of the terms of the Indenture. All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture. In the event of any conflict or inconsistency between the Indenture and this Note, the Indenture shall control.

                  The Class A Notes, Class B Notes and Class C Notes will also be issued under the Indenture.

                  The Noteholder, by its acceptance of this Note, agrees that it will look solely to the property of the Trust allocated to the payment of this Note for payment hereunder and that the Indenture Trustee is not liable to the Noteholders for any amount payable under the Note or the Indenture or, except as expressly provided in the Indenture, subject to any liability under the Indenture.

                  This Note does not purport to summarize the Indenture and reference is made to the Indenture for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Indenture Trustee.

                  The Class D Note Initial Principal Balance is $__________. The Class D Note Principal Balance will be determined from time to time by the Indenture Trustee in accordance with the Indenture.

                  Payments of principal of the Notes shall be payable in accordance with the provisions of the Indenture.

                  Subject to the terms and conditions of the Indenture, the Transferors may, from time to time, direct the Owner Trustee, on behalf of the Trust, to issue one or more new Series of Notes.

                  On each Distribution Date, the Paying Agent shall distribute to each Class D Noteholder of record on the related Record Date (except for the final distribution in respect of this Class D Note) such Class D Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Distribution Date to pay interest and principal on the Class D Notes pursuant to the Indenture Supplement. Except as provided in the Indenture with respect to a final distribution, distributions to Series 2001-A Noteholders shall be made by (i) check mailed to each Series 2001-A Noteholder (at such Noteholder's address as it appears in the Note Register), except that with respect to any Series 2001-A Notes registered in the name of the nominee of a Clearing Agency, such distribution shall be made in immediately available funds and (ii) without presentation or surrender of any Series 2001-A Note or the making of any notation thereon. Final payment of this Class D Note will be made only upon presentation and surrender of this Class D Note at the office or agency specified in the notice of final

                                      A-4-4
distribution delivered by the Indenture Trustee to the Series 2001-A Noteholders in accordance with the Indenture.

                  On any day occurring on or after the date on which the outstanding principal balance of the Series 2001-A Notes is reduced to __% or less of the initial outstanding principal balance of the Series 2001-A Notes, the Issuer shall have the option to redeem the Series 2001-A Notes, at a purchase price equal to (i) if such day is a Distribution Date, the Reassignment Amount for such Distribution Date or (ii) if such day is not a Distribution Date, the Reassignment Amount for the Distribution Date following such day.

                  This Class D Note does not represent an obligation of, or an interest in, the Transferors or any Affiliate of any of them and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency or instrumentality.

                  Each Noteholder, by accepting a Note, hereby covenants and agrees that it will not at any time institute against the Issuer or the Transferors, or join in instituting against the Issuer or the Transferors, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law.

                  Except as otherwise provided in the Indenture Supplement, the Class D Notes are issuable only in minimum denominations of $1,000 and integral multiples of $1,000. The transfer of this Class D Note shall be registered in the Note Register upon surrender of this Class D Note for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Indenture Trustee or the Transfer Agent and Registrar, duly executed by the Class D Noteholder or such Class D Noteholder's attorney, and duly authorized in writing with such signature guaranteed, and thereupon one or more new Class D Notes in any authorized denominations of like aggregate principal amount will be issued to the designated transferee or transferees.

                  As provided in the Indenture and subject to certain limitations therein set forth, Class D Notes are exchangeable for new Class D Notes in any authorized denominations and of like aggregate principal amount, upon surrender of such Notes to be exchanged at the office or agency of the Transfer Agent and Registrar. No service charge may be imposed for any such exchange but the Issuer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

                  The Issuer, the Transferors, the Indenture Trustee and any agent of the Issuer, Transferors or the Indenture Trustee shall treat the person in whose name this Class D Note is registered as the owner hereof for all purposes, and neither the Issuer, the Transferors, the Indenture Trustee nor any agent of the Issuer, Transferors or the Indenture Trustee shall be affected by notice to the contrary.

                  THIS CLASS D NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                                      A-4-5

                                   ASSIGNMENT

Social Security or other identifying number of assignee ________________________

                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ______________________________
               (name and address of assignee)

the within note and all rights thereunder, and hereby irrevocably constitutes and appoints ____________________, attorney, to transfer said note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: ____________                                  ______________________4/
                                                                           -

                                                     Signature Guaranteed:


                                                     ----------------------


------------------
4/ NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within note in every particular, without alteration, enlargement or any change whatsoever.

                                      A-4-6